UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SCIENTURE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No Fee Required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SCIENTURE HOLDINGS, INC.

20 Austin Blvd.

Commack, New York 11725

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 28, 2026

TO THE STOCKHOLDERS OF SCIENTURE HOLDINGS, INC.:

Notice is hereby given of the 2026 annual meeting of stockholders of Scienture Holdings, Inc. to be held on October 28, 2026, at 11:00 a.m. Eastern Time virtually at https://edge.media-server.com/mmc/go/SCNX2026AGM for the following purposes:

●	To elect five directors to our board of directors, each to serve a term of one year and until either our stockholders have elected their respective successors and such successors have been qualified or their earlier resignation or removal. We intend to present for election the following five nominees: Mayur Doshi, Donald G. Fell, Shankar Hariharan, Subbarao Jayanthi, and Narasimhan Mani;

●	To ratify the appointment of CM3 Advisory as our independent auditor for the fiscal year ending December 31, 2026;

●	To approve, by a non-binding advisory vote, the compensation of our named executive officers as described in the accompanying proxy statement;

●	To approve an adjournment of the annual meeting, if necessary and appropriate, as determined by our board of directors in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the presented proposals or to constitute a quorum; and

●	To transact such other business as may properly come before the annual meeting or any adjournments or postponements the annual meeting.

Our board of directors has fixed the close of business on September 11, 2026, as the record date for determining holders of our common stock entitled to notice of, and to vote at, the annual meeting or any adjournments or postponements thereof.

Important Notice Regarding Availability of Proxy Materials For Annual Meeting To Be Held On October 28, 2026. We are providing access to our proxy materials by notifying our shareholders of the availability of our proxy materials on the Internet rather than mailing a full paper set of the proxy materials. This notice, the accompanying proxy statement, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as amended (our “2025 Annual Report”) filed with the Securities and Exchange Commission (“SEC”) are available free of charge through the Internet at https://www.iproxydirect.com/scnx and www.sec.gov. Under SEC rules, we are providing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to notify you of the availability of our proxy materials on the Internet. The Notice of Internet Availability instructs you on how to access and review the accompanying proxy statement and our 2025 Annual Report. The Notice of Internet Availability also instructs you on how you may authorize a proxy to vote your shares over the Internet and provides instructions on how you can request a paper copy of these documents if you desire, and how you can enroll in e-delivery. The Notice of Internet Availability is dated September 18, 2026, and is first being mailed to stockholders on or about September 18, 2026.

You may vote your shares via the Internet by accessing https://www.iproxydirect.com/scnx and following the steps outlined on the secure website or via telephone by calling toll-free 1-866-752-VOTE(8683) and follow the instructions provided by the recorded message. You will need your Notice of Internet Availability or proxy card available if you vote by telephone. If you receive a physical copy of the proxy materials, you may also vote by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the envelope provided.

Your vote is important. Whether or not you plan to attend the virtual annual meeting, please vote by completing, signing, dating, and returning your proxy card or voting instruction form so that your shares will be represented at the annual meeting.

September 18, 2026

By order of the Board of Directors,

/s/ Shankar Hariharan
Shankar Hariharan
Executive Chairman

i

SCIENTURE HOLDINGS, INC.

Proxy Statement

For the Annual Meeting of Stockholders

To Be Held on October 28, 2026

ii

SCIENTURE HOLDINGS, INC.

20 Austin Blvd.

Commack, New York 11725

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

We are furnishing this proxy statement, associated proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (our “Annual Report” and together with the proxy statement and associated proxy card, the “Proxy Materials”) in connection with our solicitation of proxies to be voted at the 2026 Annual Meeting of Stockholders of Scienture Holdings, Inc. (“we,” “us,” or the “Company”), which will be held on October 28, 2026, at 11:00 a.m. Eastern Time virtually at https://edge.media-server.com/mmc/go/SCNX2026AGM. We will pay for the cost of the preparation of these Proxy Materials and solicitation of proxies, including the reasonable charges and expenses of brokerage firms, banks, or other nominees to forward the Proxy Materials to our street name stockholders.

By visiting the website listed above, you may attend our annual meeting online and vote your shares electronically. You may vote your shares via the Internet by accessing https://www.iproxydirect.com/scnx and following the steps outlined on the secure website or via telephone by calling toll-free 1-866-752-VOTE(8683) and follow the instructions provided by the recorded message. You will need your Notice of Internet Availability of Proxy Materials or proxy card available if you vote by telephone. If you receive a physical copy of the proxy materials, you may also vote by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the envelope provided.

Proposals to be Voted on at the Annual Meeting

The following matters are scheduled to be voted on at our annual meeting:

●	Proposal 1: To elect five directors to our board of directors, each to serve a term of one year and until either our stockholders have elected their respective successors and such successors have been qualified or their earlier resignation or removal. We intend to present for election the following five nominees: Mayur Doshi, Donald G. Fell, Shankar Hariharan, Subbarao Jayanthi, and Narasimhan Mani;

●	Proposal 2: To ratify the appointment of CM3 Advisory as our independent auditor for the fiscal year ending December 31, 2026;

●	Proposal 3: To approve, by a non-binding advisory vote, the compensation of our named executive officers as described in this proxy statement; and

●	Proposal 4: To approve an adjournment of the annual meeting, if necessary and appropriate, as determined by our board of directors in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the presented proposals or to constitute a quorum.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are applicable to these proposals.

Important Notice Regarding Availability of Proxy Materials For Annual Meeting To Be Held On October 28, 2026

Pursuant to rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to these Proxy Materials by notifying you of the availability of these Proxy Materials on the Internet. This proxy statement and our Annual Report are available free of charge at https://www.iproxydirect.com/scnx.

Questions and Answers about the Annual Meeting

Please see the section of this proxy statement entitled “Questions and Answers about the Annual Meeting” beginning on page 8 for important information about the annual meeting, voting procedures, and these Proxy Materials. If you have any questions, require any assistance with voting your shares, or need physical copies of these Proxy Materials, please contact:

Scienture Holdings, Inc.

20 Austin Blvd.

Commack, New York 11725

Phone: (631) 670-6039

Attn: Dr. Shankar Hariharan

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

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PROPOSAL 1: ELECTION OF DIRECTORS

At the annual meeting, our stockholders will elect five directors to our board of directors, with each to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. The nominating and corporate governance committee of our board of directors has recommended, and our board of directors has selected, the following five nominees for election: Mayur Doshi, Donald G. Fell, Shankar Hariharan, Subbarao Jayanthi, and Narasimhan Mani. Each of these nominees currently serves on our board of directors. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

We believe that each of director nominee possesses high standards of personal and professional ethics, character, integrity, and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills, and background; a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our director nominees is willing to devote sufficient time to carrying out his duties and responsibilities effectively and is committed to serving us and our stockholders. Included below are brief descriptions of the specific experiences, qualifications, and skills attributable to each of our director nominees that helped our current board of directors, as of the date of this proxy statement, in concluding that such director nominee should serve as a director on our board of directors following this annual meeting. Director nominee ages set forth below are as of September 7, 2026.

OUR BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR ALL” OF THE NOMINEES LISTED BELOW.

Name	Position	Age	Director Since
Shankar Hariharan	Executive Chairman, Co-Chief Executive Officer	69	July 2024
Narasimhan Mani	Director, Co-Chief Executive Officer, President, Interim Chief Financial Officer	52	May 2025
Mayur Doshi	Director	64	May 2024
Donald G. Fell	Director	80	January 2014
Subbarao Jayanthi	Director	56	June 2024

Shankar Hariharan, Executive Chairman and Co-Chief Executive Officer

Dr. Hariharan has served as Executive Chairman of our board of directors and our Co-Chief Executive Officer since May 2025. Dr. Hariharan has over 39 years of experience in successfully leading branded, specialty, and generic pharmaceutical businesses and has held several leadership positions at Scienture, LLC, Forest Labs, Par Pharmaceuticals, and Amneal Pharmaceuticals. He most recently was the founder, president, and chief executive officer of Scienture. At Amneal in his role as the Executive Vice President and Chief Scientific Officer, he oversaw Global Research & Development, Global Regulatory Affairs, and Specialty Product Development and was instrumental in the company achieving significant revenue growth (>$1.5B) with high profit margins. Prior to joining Amneal, Dr. Hariharan founded DermAct, an R&D organization specializing in new molecule discovery and product development for key indications in Dermatology, leading to the company’s successful acquisition. Dr. Hariharan obtained his bachelor’s degree in pharmacy at the Banaras Hindu University (BHU) in India and his Ph.D. in Pharmaceutical Sciences at Northeastern University in Boston, Massachusetts. Dr. Hariharan currently serves on the board of Depymed, Inc. and on the advisory board of New Rhein Healthcare, LLC, and MAA Laboratories.

Director Qualifications:

Our board of directors believes that Dr. Hariharan is qualified to serve as a member of our board of directors because of his extensive business and management background, especially in relation to his executive experience in the healthcare industry.

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Narasimhan Mani, Director, Co-Chief Executive Officer, and President

Dr. Mani has served as a director and our Co-Chief Executive Officer and President since May 2025. He has served as our Interim Chief Financial Officer since May 2026. Dr. Mani is an experienced healthcare professional with over 25 years of experience in the pharmaceutical industry. Prior to Scienture, he most recently served as the President and Chief Executive Officer for Kesin Pharma Corporation, a specialty pharma company with a focus on commercializing specialty and brand products. His past roles include serving as the Chief Executive Officer of Xiromed LLC, a generics and specialty drug product company and as the Vice President, Global Corporate Strategy and Business Development, at Amneal Pharmaceuticals where he led all the company’s strategic initiatives across Global Strategy, Portfolio Management, Business Development, and Commercial Operations. His previous experiences also include being the Corporate Finance and Strategic Planning Leader at Johnson & Johnson in New Brunswick, New Jersey, in the pharmaceutical and medical device sectors. He also worked as a Research Scientist and Product Development leader during his time at Forest Laboratories and Par Pharmaceuticals. He is an invited member of the Executives-in-Residence at New Rhein Healthcare Investors, a life-sciences focused private equity firm, and serves on the board of directors at Corsair Pharma, Inc., one of their portfolio companies. Dr. Mani’s journey in the pharmaceutical and healthcare space began with his B.Pharm (Hons.) from BITS, Pilani, India which he completed in 1995. His subsequent graduate degrees include M.S. Analytical Chemistry, from the University of Oklahoma, Norman in 1998, Ph.D. in Pharmaceutics, from the University of Georgia, Athens in 2003 and MBA in Finance and Marketing, from Columbia Business School, New York, NY in 2008. Dr. Mani is also the recipient of the 2021 Outstanding 50 Asian Americans in Business Award in September 2021.

Director Qualifications:

Our board of directors believes that Dr. Mani is qualified to serve as a member of our board of directors because of his extensive executive leadership and strategic planning experience in the pharmaceutical and healthcare industries, including his background in commercializing specialty products, leading business-development initiatives, and serving in senior roles at both public and private companies.

Mayur Doshi, Director

Mr. Doshi is President and Chief Executive Officer of AlfaGene Bioscience, Inc. He has successfully initiated several companies and for the last ten years has been the Chief Executive Officer of Apogee Pharma. He also served as a director of PowerUp Acquisition Corp. (NASDAQ: PWUP), a special purpose acquisition company, from August 2023 to February 2025. He has over 20 years of experience in the global generic pharmaceutical market. He is a trained chemist and seasoned entrepreneur with extensive experience in active pharmaceutical ingredients. He has more than 20 years of pharmaceutical and bio-tech industry experience, entering the generic pharmaceutical industry in 1988. He is Chairman and Managing Director of Apogee Pharma, Inc., a major importer of application programming interfaces (APIs). He works closely with his clients, assisting them in bringing new generic drugs to market, including Barr Pharmaceuticals, DuPont Pharmaceuticals, Sandoz, Wyeth, and Watson. He is also a major investor in a generic pharmaceutical company and is the founder of, and primary investor in, AlfaGene. He worked and managed extensively in the pharmaceutical industry and created a multimillion-dollar company. Mr. Doshi also serves as a philanthropist for various organizations.

Director Qualifications:

Our board of directors believes that Mr. Doshi is qualified to serve as a member of our board of directors because of his experience in the global generic pharmaceutical market and his experience as a seasoned entrepreneur.

Donald G. Fell, Director

Mr. Fell has served as an independent director of our company since January 2014. Mr. Fell has also served as a director of Kernel Group Holdings, Inc. (NASDAQ: KRNL), a SPAC, since December 2022, served as a director of Oceantech Acquisitions I Corp. (NASDAQ: OTEC), a SPAC, since March 2023, and served as a director of Integrated Wellness Acquisition Corp (NYSE: WEL), a SPAC, since February 2024. Mr. Fell served as a director of Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc. (NASDAQ: OCEA)), a SPAC, from June 2021 until the completion of its initial business combination in February 2023. Mr. Fell served as a director of Semper Paratus Acquisition Corporation (n/k/a Tevogen Bio Holdings Inc. (NASDAQ: TVGN)), a SPAC, from June 2023 until the completion of its initial business combination in February 2024. Mr. Fell served as a director of PowerUp Acquisition Corp. (NASDAQ: PWUP), a SPAC, from August 2023 until the completion of its initial business combination in February 2025.

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He is presently Professor and Institute Director for the Davis, California-based Foundation for Teaching Economics and adjunct professor of economics for the University of Colorado, Colorado, Springs. From 1995 – 2012, Mr. Fell held positions with the University of South Florida as a member of the Executive MBA faculty, Director of Executive and Professional Education, and Senior Fellow of the Public Policy Institute. He has also served as a visiting professor of economics at the University of LaRochelle, France, and as an adjunct professor of economics at both Illinois State University and The Ohio State University. Mr. Fell holds undergraduate and graduate degrees in economics from Indiana State University and is all but dissertation (ABD) in economics from Illinois State University. Through his work with the Foundation for Teaching Economics and the University of Colorado, Colorado Springs, he has conducted graduate institutes on economic policy and environmental economics in 44 states, throughout Canada, the Islands, and Eastern Europe.

Director Qualifications:

Our board of directors believes that Mr. Fell is qualified to serve as a member of our board of directors because of his extensive experience in the field of economics and business, which will provide us with valuable insight as we seek to execute our business strategy.

Subbarao Jayanthi, Director

Subbarao Jayanthi is a co-founder and Board Member/CBO of Interlude Biopharma, a GI company with three late-stage novel medications under development for gastrointestinal disorders. Mr. Jayanthi is also the founder and Managing Partner of RxC International and has been with the company for more than a decade. RxC is a strategy consulting firm advising biopharma companies on growth strategies and while at the firm Mr. Jayanthi has advised senior executives and board members at several biopharma companies on corporate strategy, portfolio strategy, and licensing/M&A transactions in the US, EU, and Japan. He is also a Senior Advisor to Modig Life Sciences, a rare disease company developing an antisense oligonucleotide for a fatal neurodegenerative disease. Before this, Subbarao was the head of business planning at Daiichi Sankyo, a Top 20 global biopharma company. He held leadership positions at global strategy consulting firms such as BCG and others, earlier in his career. He has authored books on biopharma commercialization, value chain management, and investments. He has an MBA in strategy, finance, and marketing from Kellogg School of Management at Northwestern University. Our Board believes that Mr. Jayanthi is qualified to serve as a director because of his extensive business and management background, especially in relation to his executive experience in the healthcare industry.

Director Qualifications:

Our board of directors believes that Mr. Jayanthi is qualified to serve as a member of our board of directors because of his extensive business and management background, especially in relation to his executive experience in the healthcare industry.

Vote Required to Elect the Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the annual meeting are required to elect each director nominee. A “plurality” of the votes cast means that the nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors. “Votes cast” shall include votes to “withhold authority” (shown as “WITHHOLD ALL” on the enclosed proxy card) and exclude abstentions with respect to that director nominee’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within 10 days of the annual meeting) will not be counted in determining the number of votes cast with respect to that director’s election. Abstentions and broker non-votes (if any) will essentially be no votes.

Voting by Proxy

Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy card; if no such instructions are given, the persons named as agents and proxies in the enclosed proxy card will vote such proxy “FOR ALL” of the nominees named in this proxy statement to be elected. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed proxy card to vote for a substitute.

Pursuant to the power provided to our board of directors in our Amended and Restated Bylaws (our “Bylaws”), our board of directors has set the number of directors that shall constitute our board of directors at five. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed proxy card, and stockholders may not cumulate their votes in the election of directors.

OUR BOARD OF DIRECTORS RECOMMENDS VOTING “FOR ALL” OF THE NOMINEES LISTED ABOVE.

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF AUDITOR

Overview

Our board of directors has selected CM3 Advisory as our independent auditor for the fiscal year ended December 31, 2026, and recommends that our stockholders vote to ratify such appointment. CM3 Advisory previously served as our independent auditor for the fiscal year ended December 31, 2025.

We do not anticipate representatives from CM3 Advisory to be present at the annual meeting. In the event that a representative of CM3 Advisory is present at the annual meeting, the representative will have the opportunity to make a statement if he or she desires to do so and we will allow such representative to be available to respond to appropriate questions.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the combined fees billed by CM3 Advisory for audit and non-audit services rendered to us in 2025 and 2024.

	Year Ended December 31,
	2025	2024
Independent Registered Public Accounting Firm Fees
Audit fees	$138,585	$268,628
Audit-related fees	—	—
Tax fees	—	30,000
All other fees	$—	$27,149
Total fees	$138,585	$325,777

Audit Fees. This category includes the aggregate fees and expenses billed for professional services rendered for the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and 2024, for reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q during those fiscal years and for services that are normally provided by the independent registered public accounting firm and affiliates in connection with statutory and regulatory filings or engagements for the relevant fiscal year.

Audit-Related Fees. This category would include the aggregate fees billed for audit-related services by the independent registered public accounting firm that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees.”

Tax Fees. This category would include the aggregate fees billed for professional services rendered by the independent registered public accounting firm for tax compliance and tax planning.

All Other Fees. This category includes the aggregate fees billed for products and services provided by the independent registered public accounting firm that are not reported above under “Audit Fees,” “Audit-Related Fees” or “Tax Fees.” The fees incurred in 2024 relate to our filing of registration statements with the SEC. No such fees were incurred in 2025.

Audit Committee Pre-Approval Policy

Our audit committee is required to pre-approve our fiscal audit and (unless the de minimus exception of applicable law permits) non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. Unless a type of service to be provided by the independent registered certified public accounting firm has received general pre-approval, it will require specific pre-approval by our audit committee. For the fiscal years ended December 31, 2025 and 2024, all fees associated with the independent registered public accounting firm’s services were pre-approved by our audit committee.

Our audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated will report any pre-approval decisions to our audit committee at its next scheduled meeting. Our audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Vote Required for Approval

Approval of this proposal requires the affirmative vote of the majority of the votes entitled to be cast in person (via online attendance) or by proxy, and entitled to vote thereon, at the annual meeting, assuming that a quorum is present.

Our audit committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment of CM3 Advisory, our audit committee may reconsider this appointment. Even if the appointment is ratified, our audit committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee determines that such a change would be in our and our stockholders’ best interests.

OUR BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL 2.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Overview

As required under Section 14A of the Exchange Act of 1934, as amended (the “Exchange Act”) and as requested by our stockholders during our 2024 annual meeting of stockholders, our board of directors is asking our stockholders to approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote. During our 2024 annual meeting of stockholders, our stockholders voted in favor of having this “say-on-pay” vote every calendar year.

Our board of directors believes that our current executive compensation programs directly link executive compensation to our operational performance and align the interests of our executive officers with those of our stockholders. Our board of directors is of the view that the information in the section of this proxy statement entitled “Executive and Director Compensation” demonstrates that our current executive compensation program was designed appropriately and is working to align the interests of our executive officers with those of our stockholders. Accordingly, our board of directors recommends that our stockholders vote “FOR” the advisory approval of the compensation of our named executive officers.

Ultimately, our stockholders are not voting to approve or disapprove the recommendation of our board of directors. This is an advisory vote that is not binding on us, or board of directors, or the compensation committee of our board of directors. However, our board of directors and the compensation committee of our board of directors expect to consider the outcome of this advisory vote when making decisions regarding executive compensation plans, policies, and arrangements.

Vote Required for Approval

Approval of this proposal requires the affirmative vote of the majority of the votes entitled to be cast in person (via online attendance) or by proxy, and entitled to vote thereon, at the annual meeting, assuming that a quorum is present. Our board of directors and the compensation committee of our board of directors are not required to take any action as a result of the outcome of the vote on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL 3.

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PROPOSAL 4: APPROVAL TO ADJOURN THE ANNUAL MEETING

Overview

This proposal will be presented to stockholders at the annual meeting to seek their approval of an adjournment to another time or place, if necessary or appropriate, to solicit additional proxies only if there are insufficient votes at the time of the annual meeting to approve the presented proposals or to constitute a quorum.

If, at the annual meeting, the number of shares present or represented and voting to approve the presented proposals is not sufficient to approve such proposals, or if a quorum is not present, our board of directors currently intends to move to adjourn the annual meeting to solicit additional proxies for the approval of the presented proposals.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of granting discretionary authority to our board of directors to adjourn the annual meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve this proposal, our board of directors could adjourn the annual meeting and any later adjourned session of the annual meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted.

Vote Required for Approval

The approval of this proposal requires the affirmative vote of the majority of the votes cast in person (via online attendance) or by proxy, and entitled to vote thereon, at the annual meeting, assuming that a quorum is present. Abstentions and broker non-votes (if any) will essentially be votes against the proposal.

OUR BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” PROPOSAL 4.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving a Notice of Internet Available of Proxy Materials?

You are receiving a Notice of Internet Availability of Proxy Materials in connection with the solicitation by the Board of Directors of Scienture Holdings, Inc. to be voted at our annual meeting of stockholders to be held on Wednesday, October 28, 2026, and at any postponements or adjournments of the such meeting. For each stockholder of record as of September 11, 2026, with shares of common stock registered directly in such stockholder’s name with our transfer agent, Securities Transfer Corporation, we mailed a Notice of Internet Availability of Proxy Materials, which notifies each shareholder entitled to vote at the annual meeting how to vote and how to electronically access a copy of the Proxy Materials and a proxy card in paper format. For each beneficial owner of shares of the our common stock held in “street name” through a broker, bank, or other nominee, the Notice of Internet Availability of Proxy Materials was forwarded to such shareholder by such organization, which is considered the shareholder of record with respect to the shares held.

When and where will the annual meeting be held?

The annual meeting will be held virtually on October 28, 2026, at 11:00 a.m. Eastern Time at https://edge.media-server.com/mmc/go/SCNX2026AGM.

Who is entitled to vote at the annual meeting?

Only our stockholders of record at the close of business on the record date, September 11, 2026, will be entitled to vote at the annual meeting. There were 41,064,146 shares of our common stock outstanding on the record date. All of these outstanding shares are entitled to vote at the annual meeting on the matters described in this proxy statement. Each share of common stock is entitled to one vote.

In accordance with Delaware law, a list of stockholders entitled to vote at the annual meeting will be accessible for 10 days before the meeting at our principal place of business, 20 Austin Blvd., Commack, New York 11725, between the hours of 9:00 a.m. and 5:00 p.m. local time.

How do I vote at the Annual Meeting?

If your shares were registered directly in your name with Securities Transfer Corporation, our transfer agent, on the record date, then you are a stockholder of record. This proxy statement, the accompanying form of proxy card and the Annual Report are being made available to our stockholders on the Internet at https://edge.media-server.com/mmc/go/SCNX2026AGM.. The Notice of Internet Availability instructs you how you may submit your proxy via the Internet. If you received a printed copy of these Proxy Materials, please follow the instructions on the proxy card. Stockholders of record may vote by mail, by using the Internet, or by telephone, as described below. Stockholders of record also may attend the annual meeting virtually and vote during the annual meeting.

●	You may vote by mail. If you elected to receive a hard copy of the Proxy Materials and choose to vote by mail, simply print and mark your proxy card, date and sign it, and return it in the postage-paid envelope.

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●	You may vote by using the Internet. The address of the website for Internet voting is https://www.iproxydirect.com/scnx. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on October 27, 2026, the day before the annual meeting. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded. You may also vote by using the Internet during the annual meeting.

●	You may vote by telephone. The toll-free telephone number is 1-866-752-VOTE(8683). Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on October 27, 2026. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

When you vote by any of the above methods, you appoint Dr. Shankar Hariharan, our Executive Chairman and Co-Chief Executive Officer, as your representative (or proxyholder) at the annual meeting. By doing so, you ensure that your shares will be voted whether or not you attend the annual meeting. The proxyholders will vote your shares at the annual meeting as you have instructed them.

In addition, the proxyholders, in their discretion, are further authorized to vote on other matters that may properly come before the annual meeting and any adjournments or postponements of the annual meeting.

If you hold shares through a bank, broker, other nominee (i.e., in “street name”), please refer to your Notice of Internet Availability of Proxy Materials and these Proxy Materials, or other information forwarded by your bank, broker, or other nominee to understand the voting options that are available to you.

The method you use to vote will not limit your right to vote at the annual meeting if you decide to attend virtually. If you desire to vote at the annual meeting and hold your shares in “street name,” however, you must obtain a proxy, executed in your favor, from the holder of record of your shares to be able to vote virtually at the annual meeting.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the annual meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:

●	You may submit a subsequent proxy by mail with a later date, by using the Internet, or by telephone;

●	You may deliver a written notice that you are revoking your proxy to us at Attn: Dr. Shankar Hariharan, 20 Austin Blvd., Commack, New York 11725; or

●	You may attend the annual meeting virtually and vote your shares at the annual meeting. Simply attending the annual meeting without affirmatively voting will not, by itself, revoke your proxy.

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

How many shares must be present to constitute a quorum for the annual meeting?

Under our Bylaws, a quorum will be present if the holders of a one-third of the voting power of the outstanding shares of our common stock that are entitled to vote is represented in person or by proxy at the annual meeting. In accordance with Delaware law and as authorized by our board of directors, stockholders and proxyholders who are not physically present at the annual meeting but participate in the annual meeting by means of remote communication will be deemed present in person at the annual meeting.

On the record date, there were 41,064,146 shares of our common stock outstanding and entitled to vote. Therefore, stockholders holding at least 13,688,049 shares of our common stock that are entitled to vote at the annual meeting must be represented in person or by proxy for us to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you attend the annual meeting virtually and vote at that time. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the stockholders entitled to vote at the meeting, present or represented, will have the power to adjourn the meeting from time to time until a quorum shall be present or represented.

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What matters will be voted on at the Annual Meeting?

The following matters are scheduled to be voted on at the Annual Meeting:

●	Proposal 1: To elect five directors to our board of directors each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. Our board of directors intends to present for election the following five nominees: Mayur Doshi, Donald G. Fell, Shankar Hariharan, Subbarao Jayanthi, and Narasimhan Mani;

●	Proposal 2: To ratify the appointment of CM3 Advisory as our independent auditor for the fiscal year ending December 31, 2026;

●	Proposal 3: To approve, by a non-binding advisory vote, the compensation of our named executive officers as described in this proxy statement; and

●	Proposal 4: To approve an adjournment of the Annual Meeting, if necessary and appropriate, as determined by our board of directors in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the presented proposals or to constitute a quorum.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

What will happen if I do not vote my shares?

Stockholder of Record: Shares Registered in Your Name. If you are the stockholder of record and you do not vote by proxy card, by telephone, via the Internet, or virtually at the annual meeting, your shares will not be voted at the annual meeting.

Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Nominee. Brokers, banks, or other nominees who hold shares of our common stock for a beneficial owner in “street name” have the discretion to vote on “routine” proposals when they have not received voting instructions from the beneficial owner at least 10 days prior to the annual meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers that are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposal 2 is a matter we believe will be considered routine and, therefore, brokers will have discretionary authority to vote on this proposal and there will not be any broker non-votes assuming the broker exercises its discretionary authority. Brokers do not always exercise this discretionary authority, and if your broker does not (and you have not given any voting direction), your shares will not be voted. We strongly encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted in accordance with your instructions at the annual meeting.

How may I vote for each proposal and what is the vote required for each proposal?

Proposal 1: Election of directors.

You may vote FOR ALL, WITHHOLD ALL, or FOR ALL EXCEPT with respect to Proposal 1. A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the annual meeting are required to elect each director. A “plurality” of the votes cast means that the nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors. Votes may be cast “FOR ALL” nominees, “WITHHOLD ALL” authority to vote for all nominees, or “FOR ALL EXCEPT” by withholding authority to vote for one or more of the nominees as indicated on the proxy card. “Votes cast” shall include votes to withhold authority and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within 10 days of the annual meeting) will not be counted in determining the number of votes cast with respect to that director’s election. Abstentions and broker non-votes (if any) will essentially be no votes.

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Proposal 2: Ratification of CM3 Advisory as our independent auditor for the fiscal year ended December 31, 2026.

You may vote FOR, AGAINST, or ABSTAIN from voting on Proposal 2. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of the votes cast in person (via online attendance) or by proxy, and entitled to vote thereon, at the annual meeting. Abstentions and broker non-votes (if any) will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

Proposal 3: Advisory vote on executive compensation.

You may vote FOR, AGAINST, or ABSTAIN from voting on Proposal 3. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of the votes cast in person (via online attendance) or by proxy, and entitled to vote thereon, at the annual meeting. Abstentions and broker non-votes (if any) will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

This is a non-binding advisory vote only. Our board of directors and the compensation committee of our board of directors are not required to take any action as a result of the outcome of the vote on this proposal.

Proposal 4: Approval of the adjournment of the annual meeting.

You may vote FOR, AGAINST, or ABSTAIN from voting on Proposal 3. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of the votes cast in person (via online attendance) or by proxy, and entitled to vote thereon, at the annual meeting. Abstentions and broker non-votes (if any) will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote “FOR ALL” of the director nominees listed in Proposal 1 and “FOR” Proposals 2, 3, and 4.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

●	Proposal 1: FOR ALL director nominees to be elected;
●	Proposal 2: FOR ratification of CM3 Advisory as our independent auditor for the fiscal year ended December 31, 2026.
●	Proposal 3: FOR the approval the compensation of our named executive officers as described in this proxy statement.
●	Proposal 4: FOR the approval of the adjournment of the annual meeting.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the annual meeting. The proxyholders, in their discretion, are further authorized to vote on other matters that may properly come before the annual meeting and any adjournments or postponements of the annual meeting.

Who is paying for this proxy solicitation?

The accompanying proxy is being solicited by our board of directors. In addition to this solicitation, our officers, directors, and employees may solicit proxies in person, by telephone, or by other means of communication. Officers, directors, and employees will not be paid any additional compensation for soliciting proxies. Furthermore, we may also retain one or more third parties to aid in the solicitation of brokers, banks, and institutional and other stockholders. We will pay for the entire cost of soliciting proxies. We may reimburse brokerage firms, banks, and other agents for the cost of forwarding any Proxy Materials to beneficial owners.

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What happens if the annual meeting is postponed or adjourned?

Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the annual meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on that proposal.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results are expected to be announced at the annual meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the SEC no later than four business days following the conclusion of the annual meeting.

How can I find the Company’s Proxy Materials on the Internet?

This proxy statement and these Proxy Materials are available at our corporate website at https://edge.media-server.com/mmc/go/SCNX2026AGM. You also can obtain copies without charge at the SEC’s website at www.sec.gov.

How do I obtain a separate set of these Proxy Materials if I share an address with other stockholders?

In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions receive only one hard copy of the Notice of Internet Availability of Proxy Materials or these Proxy Materials. This practice is designed to reduce duplicate mailings and save printing and postage costs as well as natural resources. If you would like to have a separate copy of the Notice of Internet Availability of Proxy Materials or these Proxy Materials mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number appearing in these Proxy Materials. We will deliver such additional copies promptly upon receipt of such request.

In other cases, stockholders receiving multiple copies of the Notice of Internet Availability of Proxy Materials or these Proxy Materials at the same address may wish to receive only one copy. If you currently receive more than one copy of the Notice of Internet Availability of Proxy Materials or these Proxy Materials and you would like to receive only one copy, please submit your request to the address or phone number that appears these Proxy Materials.

Can I receive future proxy materials and annual reports electronically?

Yes. These Proxy Materials are available at https://edge.media-server.com/mmc/go/SCNX2026AGM and www.sec.gov. Instead of receiving paper copies of future proxy materials and annual reports in the mail, stockholders can elect to receive an email that provides a link to our future proxy materials and annual reports on the Internet. Opting to receive these materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our annual meetings and will give you an automatic link to the proxy voting site.

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Directors and Executive Officers

For information regarding our existing directors and our executive officers, including our Co-Chief Executive Officers, President, and Interim Chief Financial Officer, see the section of this proxy statement entitled “Proposal 1: Election of Directors.”

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act), except for Mr. Fell and Mr. Doshi as described above and in “Proposal 1: Election of Directors.”

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Family Relationships

There are no family relationships among any of our directors or executive officers.

Election of Officers and Directors

Our executive officers are currently appointed by our board of directors on an annual basis and serve until their successors are duly appointed and qualified, or until their earlier resignation or removal.

Our board of directors is currently composed of five directors. Our directors are elected by our stockholders on an annual basis and serve until their successors are duly elected and qualified, or until their earlier resignation or removal.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our Common Stock to file reports with the SEC regarding their ownership and changes in ownership of our securities.

Other than as reported below, and based solely upon a review of those reports and written representations provided to us by all of our directors and executive officers, we believe that during the year ended December 31, 2025, our directors, executive officers, and greater than 10% stockholders timely filed all reports they were required to file under Section 16(a).

●	Shankar Hariharan, our Executive Chairman and Co-Chief Executive Officer, filed a Statement of Changes in Beneficial Ownership report on Form 4 on March 12, 2026, reporting various acquisitions and dispositions of shares of our common stock, including the conversion of certain shares of preferred stock, that occurred between September 19, 2024, and February 20, 2026.
●	Narasimhan Mani, our Co-Chief Executive Officer, President, and Interim Chief Financial Officer, filed a Statement of Changes in Beneficial Ownership report on Form 4 on March 12, 2026, reporting various acquisitions and dispositions of shares of our common stock, including the conversion of certain shares of preferred stock, that occurred between September 19, 2024, and February 20, 2026.
●	Eric Sherb, our former Chief Financial Officer, filed an Initial Statement of Beneficial Ownership of Securities report on Form 3 on August 27, 2026. He also filed an Annual Statement of Changes in Beneficial Ownership of Securities on Form 5 on August 31, 2026, reporting an acquisition of shares of our common stock that occurred on May 15, 2025.

Corporate Governance

Director Independence

Our board of directors annually determines the independence of each director and nominee for election as a director, in accordance with the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) and applicable laws. In assessing director independence, our board of directors considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between us and each director and between us and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

Our board of directors has determined that each of Donald G. Fell, Mayur Doshi, and Subbarao Jayanthi qualify as independent directors pursuant to Nasdaq’s listing standards and applicable SEC rules and regulations. Due to the fact that Dr. Narasimhan Mani serves as our President, Interim Chief Financial Officer, and Co-Chief Executive Officer and that Dr. Shankar Hariharan serves as our Co-Chief Executive Officer, Dr. Mani and Dr. Hariharan are not independent directors. Ultimately, a majority of our board of directors is comprised of independent directors.

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Board Committee Membership

Our board of directors has the authority to appoint committees to perform certain management and administration functions. Our board of directors currently has three committees: the audit committee, the compensation committee, and the nominating and corporate governance committee.

	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Shankar Hariharan(1)
Donald G. Fell	X	M	C	C
Mayur Doshi	X	C	M	M
Subbarao Jayanthi	X	M	M	M
Narasimhan Mani

(1) Chairman of our Board of Directors

C - Chair of Committee

M – Member of Committee

Audit Committee

We established the audit committee of our board of directors to oversee our accounting and financial reporting processes and the audits of our financial statements. Only our independent directors serve on our audit committee, which consists of Donald G. Fell, Mayur Doshi (chair), and Subbarao Jayanthi. Our board of directors selected the members of the audit committee based on a determination that each of the members is financially literate (as required by Nasdaq rules) and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition, and results of operations.

Our board of directors has also determined that Mr. Doshi is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Doshi has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical information above.

Our audit committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate, and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, our audit committee has the authority, at its discretion and at our expense, to retain special legal, accounting, or other advisors to advise the audit committee.

The charter for our audit committee was filed as Exhibit 99.1 to the Current Report on Form 8-K that we filed with the SEC on October 28, 2019, and is available on our website at https://scientureholdings.com/governance under “Governance Documents.”

Compensation Committee

The compensation committee of our board of directors, which is comprised exclusively of independent directors, currently consists of Donald G. Fell (chair), Mayur Doshi, and Subbarao Jayanthi. The compensation committee is responsible for the administration of our stock compensation plans, the approval, review, and evaluation of the compensation arrangements for our executive officers and directors, and for overseeing and advising our board of directors on the adoption of policies that govern our compensation and benefit programs. In addition, the compensation committee has the authority, at its discretion and at our expense, to retain special legal, accounting, or other advisors to advise the compensation committee.

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The charter for our compensation committee was filed as Exhibit 99.2 to the Current Report on Form 8-K that we filed with the SEC on October 28, 2019, and is available on our website at https://scientureholdings.com/governance under “Governance Documents.”

Compensation Committee Interlocks and Insider Participation

No member of the compensation committee is one of our employees or a former employees. During the fiscal year ended December 31, 2025, none of our executive officers (A) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors); (B) served as a director of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors); or (C) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as one of our directors.

Additionally, no compensation committee member (1) was, during the fiscal year, an officer or employee of the registrant; (2) was formerly an officer of the registrant (except as discussed above); or (3) had any relationship requiring disclosure by us under Section 404 of Regulation S-K. Accordingly, the compensation committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee, which is comprised exclusively of independent directors, currently consists of Donald G. Fell (chair), Subbarao Jayanthi, and Mayur Doshi. The nominating and corporate governance committee is responsible for identifying prospective qualified candidates to fill vacancies on our board of directors, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines and overseeing the self-evaluation of our board of directors.

In considering individual director nominees and committee appointments for our board of directors, our nominating and corporate governance committee seeks to achieve a balance of knowledge, experience and capability on our board of directors and its committees and to identify individuals who can effectively assist us in achieving our short-term and long-term goals, protecting our stockholders’ interests, and creating and enhancing value for our stockholders. In so doing, our nominating and corporate governance committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race, and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that our nominating and corporate governance committee takes into account. In evaluating prospective candidates, our nominating and corporate governance committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for serves to our board of directors and its committees.

While there are no specific minimum requirements that our nominating and corporate governance committee believes must be met by a prospective director nominee, the committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for service to our board of directors and its committees. We do not have a formal diversity policy, but our nominating and corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills, and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

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Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating director nominees and regularly assesses the appropriate size of our board of directors and whether any vacancies on our board of directors are expected due to retirement or other circumstances. In addition, our nominating and corporate governance committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of our nominating and corporate governance committee through current members of our board of directors, professional search firms, stockholders, or other persons. These candidates may be evaluated at regular or special meetings of our nominating and corporate governance committee and may be considered at any point during the year.

Our nominating and corporate governance committee evaluates director nominees at regular or special meetings of the committee pursuant to the criteria described above and reviews qualified director nominees with our board of directors. Our nominating and corporate governance committee selects nominees that best suit the current needs of our board of directors and recommends one or more of such individuals for election to our board of directors.

Our nominating and corporate governance committee will consider nominees for our board of directors recommended in good faith by our stockholders, provided those nominees meet the requirements of Nasdaq and applicable federal securities laws. Stockholders should submit a candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to our Secretary. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long). Our nominating and corporate governance committee may request further information about stockholder recommended nominees in order to comply with any applicable laws, rules, or regulations or to the extent such information is required to be provided by such stockholder pursuant to any applicable laws, rules, or regulations. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to our nominating and corporate governance committee through other means.

In addition, our Bylaws permit stockholders to nominate directors at an annual meeting of stockholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting pursuant to the requirements of our Bylaws and applicable Nasdaq and SEC rules and regulations.

The charter of our nominating and corporate governance committee was filed as Exhibit 99.1 to the Current Report on Form 8-K that we filed with the SEC on November 20, 2019, is available on our website at https://scientureholdings.com/governance under “Governance Documents.”

Board Leadership and Risk Oversight

Leadership of our board of directors is overseen by Dr. Shankar Hariharan, our Executive Chairman and Co-Chief Executive Officer. We do not have a lead independent director. Our board of directors believes that combining the positions of Executive Chairman and Co-Chief Executive Officer provides clarity of leadership and is in our best interests and the best interests of our stockholders. The Executive Chairman sets agendas for, and presides over, meetings of our board of directors. In addition, each Board committee is led by a chair, and similarly, the committee chairs for committees of our board of directors set agendas for, and preside over, the meetings and executive sessions held by their respective committees.

Effective risk oversight is an important priority of our board of directors. Because risks are considered in virtually every business decision, our board of directors discusses risk throughout the year generally or in connection with specific proposed actions. Our approach to risk oversight includes understanding the critical risks in our business and strategy, evaluating our risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

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Our board of directors exercises direct oversight of strategic risks to us. The audit committee reviews and assesses our processes to manage business and financial risk and financial reporting risk. It also reviews our policies for risk assessment and assesses steps management has taken to control significant risks. The compensation committee oversees risks relating to compensation programs and policies. In each case, management periodically reports to our board of directors or relevant committee, which provides guidance on risk assessment and mitigation. Our nominating and corporate governance committee recommends the slate of director nominees for election to the our board of directors, identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings, reviews, evaluates and recommends changes to our corporate governance guidelines, and establishes the process for conducting the review of our Co-Chief Executive Officers’ performances.

Director Engagement

Our board of directors met seven times during the fiscal year ended December 31, 2025, and also acted by written consent. Members of management are invited to and attend selected board and committee meetings, depending on the agenda, to report on relevant topics and respond to questions, and engage informally with committee chairs on relevant topics. All of our directors attended our last annual meeting of stockholders.

In addition to the seven meetings held by our board of directors during the 2025 fiscal year, the audit committee met four times, the compensation committee met two time, the nominating and corporate governance committee met one time. Each committee also met informally and acted by written consent. Each director attended at least 75% of the combined meetings of our board of directors and applicable committees. Executive sessions or meetings of outside (non-management) directors without management present are included on the agenda for each regularly scheduled board of directors meeting and audit committee meeting, as well as any other committee meeting attended by management. During fiscal year 2025, the independent directors held seven executive sessions without management present, four of which included meeting with our independent auditors. The compensation committee also meets in executive sessions on compensation related matters with its outside advisors, in addition to regularly scheduled meetings.

Committee Charters

Our board of directors has adopted, and may amend from time to time, a written charter for each committee. The committee charters are currently available on our website at https://scientureholdings.com/governance.

Stockholder Communications

We welcome the opportunity to share our story and strategy with investors, and value your input on long-term goals and strategies as well as your feedback on our operations, management, and initiatives. Stockholders and other interested parties wishing to communicate with our board of directors may do so by sending a written communication to any director at the following address: Attn: Corporate Secretary, Scienture Holdings, Inc., 20 Austin Blvd., Commack, New York 11725. The mailing envelope should contain a notation indicating that the enclosed letter is a “Board Communication.” All such letters should clearly state whether the intended recipients are all members of the board of directors or certain specified individual directors. Our Secretary, or the Secretary’s designee, will make a copy of any such communication so received and promptly forward it to the director or directors to whom it is addressed.

Insider Trading/Anti-Hedging Policies

All employees, officers, and directors of the Company or any of our subsidiaries are subject to our Insider Trading Policy. The policy prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace and the misuse of material nonpublic information in securities trading. The policy also prohibits trading in our securities during certain pre-established blackout periods around the filing of periodic reports and the public disclosure of material information. We recognize that hedging against losses in our shares of common stock may disturb the alignment between stockholders and executives that equity awards are intended to build. To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans. The anti-hedging provisions prohibit all employees, officers, and directors from engaging in “short sales” of our securities.

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REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate this proxy statement or any future filing with the SEC, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.

The undersigned members of the Audit Committee of the Company’s Board of Directors submit this report in connection with the committee’s review of the Company’s financial reports for the fiscal year ended December 31, 2025 as follows:

1.	The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2025.

2.	The Audit Committee has discussed with its independent auditors the matters required to be discussed with them by applicable requirements of Public Company Accounting Oversight Board and the SEC.

3.	The Audit Committee has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

4.	Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Mayur Doshi (Chair of the Audit Committee)

Donald G. Fell

Subbarao Jayanthi

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

2025 Summary Compensation Table

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal years ended December 31, 2024 and 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)*	Option Awards ($)*	All Other Compensation ($)		Total ($)
Surendra Ajjarapu	2025	-	100,000		-	-		100,000
Former Chairman of the Board, Chief Executive Officer, and Secretary(1)	2024	484,154	-	25,000	-	60,923	(3)	570,577

Prashant Patel	2025	-	-	-	-	-		-
Former President, Chief Operating Officer, and Interim Principal Financial/ Accounting Officer(2)	2024	332,962		76,500	-	-		409,462

Dr. Narasimhan Mani	2025	333,167	-	932,002	-	-		1,265,169
Current Co-Chief Executive Officer, President, Interim Chief Financial Officer, and Director(4)	2024	-	-	-	-	-		-

Dr. Shankar Hariharan	2025	233,167	-	932,002	-	-		1,165,169
Current Co-Chief Executive Officer, Executive Chairman, and Director(5)	2024	-	-	-	-	-		-

Eric Sherb	2025	83,333	-	45,000	-	-		128,333
Former Chief Financial Officer(6)	2024	82,522	-	-	-	-		82,522

*

Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of restricted shares and option awards are set forth in the Critical Accounting Estimates as disclosed in our Consolidated Financial Statements for the year ended December 31, 2025. The amount reported in this column reflects the accounting cost for these awards and does not correspond to the actual economic value that may be received by the officer upon the vesting of the restricted shares, the exercise of the stock options, or any sale of the underlying shares of our common stock.

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(1)	During the fiscal years ended December 31, 2024 and 2025, Mr. Ajjarapu served as Chairman of our board of directors and as our Chief Executive Officer and Secretary. On May 16, 2025, Mr. Ajjarapu resigned from such positions. Mr. Ajjarapu previously served as a consultant, but no longer provides services to us.
(2)	During the fiscal years ended December 31, 2024 and 2025, Mr. Patel served as our President, Chief Operating Officer, and, beginning on March 6, 2023, our Interim Principal Financial/Accounting Officer. On March 13, 2025, Mr. Patel resigned from his position as Interim Principal Financial/Accounting Officer. On May 20, 2025, Mr. Patel resigned from his positions as President and Chief Operating Officer. Mr. Patel previously served as a consultant, but no longer provides services to us.
(3)	Represents a car allowance of $1,000 per month and a disability insurance policy paid for by us.
(4)	Our board of directors appointed Dr. Mani to serve as our Co-Chief Executive Officer, President, and Director effective as of May 20, 2025. Our board of directors appointed Dr. Mani to serve as our Interim Chief Financial Officer as of May 26, 2026.
(5)	Our board of directors appointed Dr. Hariharan to serve as our Co-Chief Executive Officer, Executive Chairman, and Director effective as of May 20, 2025.
(6)	Our board of directors appointed Mr. Sherb to serve as our Chief Financial Officer effective as of March 13, 2025. On May 26, 2026, Mr. Sherb resigned from his positions as Chief Financial Officer, but continues to provide services to us as a consultant.

Narrative Disclosure to 2025 Summary Compensation Table

The compensation of our named executive officers generally consists of base salary, discretionary and non-discretionary bonuses, and long-term incentive compensation in the form of equity awards, and other benefits, as described below.

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth information as of December 31, 2025, concerning unexercised options, unvested stock, and equity incentive plan awards for each of the Named Executive Officers named in the Summary Compensation Table.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of shares of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Dr. Narasimhan Mani	-	-	-	-	-	-	1,050,000	535,500	1,050,000	535,500
Dr. Shankar Hariharan	-	-	-	-	-	-	1,050,000	535,500	1,050,000	535,500
Eric Sherb	-	-	-	-	-	-	-	-	-	-

Equity Grant Timing

Our board of directors does not determine the timing or terms of equity awards, including stock options or similar awards whose exercise price is related to the market value of our common stock, in connection with the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and we do not time the public release of such information based on stock option grant dates. During fiscal year 2025, there were no equity awards granted to any of our named executive officers within either four business days before or one business day after the filing of our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and any Current Report on Form 8-K that contained any material nonpublic information.

Employment Agreements with Our Named Executive Officers

Surendra Ajjarapu, Former Chairman, Chief Executive Officer, and Secretary

We previously entered into an employment agreement with Mr. Ajjarapu, our former Chief Executive Officer and Secretary, on April 14, 2020. Given Mr. Ajjarapu’s resignation from his positions as our Chairman and Chief Executive Officer effective May 16, 2025, his employment agreement with us terminated on such date. However, the description below summarizes the main terms of the employment agreement while it was in effect prior to Mr. Ajjarapu’s resignation.

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The agreement, which provided for Mr. Ajjarapu to serve as our Chief Executive Officer, had a term extending through December 31, 2025, provided that the agreement would automatically extend for additional one-year terms thereafter in the event neither party provided the other at least 60 days prior notice of their intention not to renew the terms of the agreement. The agreement also required the Board, subject to certain exceptions, to nominate Mr. Ajjarapu to serve on the Board at each stockholders’ meeting that occurs during the term of the agreement and to serve as the Chairman of the Board.

Pursuant to the terms of the agreement, Mr. Ajjarapu’s annual compensation package included (1) a base salary of $360,000 per year ($300,000 for the 2020 fiscal year), subject to annual increases as determined in the sole discretion of the compensation committee of our board of directors, and as discussed below (the “Base Salary”), and (2) a performance bonus equal to up to 100% of his Base Salary each year, based on the Company meeting certain performance metrics as determined from time to time by the compensation committee and Mr. Ajjarapu (“Performance Metrics”). Additionally, in the event that Mr. Ajjarapu met at least 70% of the requirements for any annual performance bonus, as determined in the reasonable discretion of the compensation committee (which requirement was met for the 2020 fiscal year, and which salary was automatically increased), Mr. Ajjarapu’s Base Salary would be increased by 20%. Mr. Ajjarapu was eligible for the Base Salary increase on an annual basis, with such increases being cumulative. Such increases in Base Salary did not require an amendment to the agreement. Mr. Ajjarapu’s Performance Metrics included specific company performance goals and objectives, including revenue goals, app downloads, and net operating income milestones, as could be modified or added to from time to time with the mutual approval of Mr. Ajjarapu and the compensation committee. The determination of whether the Performance Metrics were met was determined in the reasonable discretion of the compensation committee, no later than 90 days after (a) December 31, 2020, in connection with the 2020 Performance Metrics; and (b) the end of such calendar year for subsequent years. For the year ended December 31, 2020, Mr. Ajjarapu was awarded 49,020 shares of restricted Common Stock (the “2020 Restricted Stock”), valued at $372,062, based on the closing sales price of the Company’s Common Stock on the effective date of grant, which vested in full. Mr. Ajjarapu was also eligible to receive additional bonuses awarded from time to time in the discretion of the Board and/or compensation committee and the Board (in cash, options, or other forms of equity), or the compensation committee could waive or change the performance metrics associated with his performance bonus in their discretion. Mr. Ajjarapu’s compensation under his employment agreement was able to be increased, from time to time, by the compensation committee or the Board (with the recommendation of the compensation committee), which increases would not require the entry into an amended employment agreement. Mr. Ajjarapu was also paid an automobile allowance of $1,000 per month during the term of the agreement and was eligible to participate in the Company’s stock option plan and other benefit plans.

The agreement required Mr. Ajjarapu to devote at least 75% of his business time and efforts to Company business. The agreement also prohibited Mr. Ajjarapu from competing against us during the term of the agreement and for a period of twelve months after the termination of the agreement in any state and any other geographic area in which we or our subsidiaries provide Restricted Services or Restricted Products, directly or indirectly, during the twelve months preceding the date of the termination of the agreement. “Restricted Services” means the manufacture, distribution, wholesale, and sale of Restricted Products, healthcare services, and any other services that we or our subsidiaries have provided or are researching, developing, performing, and/or providing at any time during the two years immediately preceding the date of termination, or which Mr. Ajjarapu has obtained any trade secret or other confidential information about at any time during the two years immediately preceding the date of termination of the agreement. “Restricted Products” means pharmaceutical drugs and other healthcare products and any other product, that we or our subsidiaries have provided or are researching, developing, manufacturing, distributing, purchasing, selling, and/or providing at any time during the two years immediately preceding the date the agreement is terminated, or which Mr. Ajjarapu obtained any trade secret or other confidential information in connection with at any time during the two years immediately preceding the date of termination of the agreement.

The Company had the ability to terminate Mr. Ajjarapu’s employment (a) for “cause” (which was defined to include a material breach of the agreement by Mr. Ajjarapu, any act of misappropriation of funds or embezzlement by Mr. Ajjarapu, Mr. Ajjarapu committing any act of fraud, or Mr. Ajjarapu being indicted of, or pleading guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law); (b) in the event Mr. Ajjarapu suffered a physical or mental disability that rendered him unable to perform his duties and obligations for either 90 consecutive days or 180 days in any 12-month period; (c) for any reason without “cause”; or (d) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above. The agreement was also subject to automatic termination upon the death of Mr. Ajjarapu.

Mr. Ajjarapu was able to terminate his employment (a) for “good reason” (i.e., (i) if his position or duties were modified to such an extent that his duties were no longer consistent with the position of CEO of the Company, (ii) there had been a material breach by us of a material term of the agreement or Mr. Ajjarapu reasonably believed that we were violating any law that would have a material adverse effect on our operations and such violation continued uncured 30 days after such breach and after notice thereof had been provided to us by Mr. Ajjarapu, (iii) Mr. Ajjarapu’s compensation was reduced without his consent, or we failed to pay to Mr. Ajjarapu any compensation due to him upon five days written notice from Mr. Ajjarapu informing us of such failure, or (iv) if Mr. Ajjarapu was also then serving as a member of the Board and was not re-nominated by the Board to serve as a member of the Board at any annual meeting of stockholders of the Company; provided, however, that prior to any such termination by Mr. Ajjarapu for “good reason”, Mr. Ajjarapu was required to first advise us in writing (within 15 days of the occurrence of such event) and provide us 15 days to cure (5 days in connection with the reduction of Mr. Ajjarapu’s salary or the failure to pay amounts owed to him)); (b) for any reason without “good reason”; and (c) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above.

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In the event that Mr. Ajjarapu’s employment was terminated for any reason (not including, however, a termination by us for “cause” or a termination as a result of Mr. Ajjarapu’s death or disability) during the twelve-month period following a Change of Control (a “Change of Control Termination”) or in anticipation of a Change of Control, we would have been required to pay Mr. Ajjarapu, within 60 days following the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control, a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of his current Base Salary and the amount of the last bonus payable to Mr. Ajjarapu (the “Change of Control Payment”), which amount would be due within 60 days of the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control. If Mr. Ajjarapu’s employment was terminated due to a Change of Control Termination within six months prior to a Change of Control, it would have been deemed to be “in anticipation of a Change of Control” for all purposes. In addition, in the event of a Change of Control, all of Mr. Ajjarapu’s equity-based compensation would immediately vest to Mr. Ajjarapu and any outstanding stock options held by Mr. Ajjarapu could be exercised by Mr. Ajjarapu until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances, provided that if Mr. Ajjarapu’s employment ended in anticipation of a Change of Control and such equity-based compensation awards or stock options had previously expired pursuant to their terms, the Company would be required to pay Mr. Ajjarapu a lump sum payment, payable on the same date as the Change of Control Payment, equal to the Black Scholes value of the expired and unexercised equity compensation awards and stock options held by Mr. Ajjarapu on the date of termination, based on the value of such awards had they been exercisable through the end of their stated term and had not previously expired. “Change of Control” for the purposes of the agreement meant: (a) any person obtaining beneficial ownership representing more than 50% of the total voting power represented by our then outstanding voting securities without the approval of not fewer than two-thirds of our Board; (b) a merger or consolidation of us whether or not approved by our Board, other than a merger or consolidation that would result in our voting securities immediately prior thereto continuing to represent at least 50% of the total voting power outstanding immediately after such merger or consolidation, (c) our stockholders approving a plan of complete liquidation or an agreement for the sale or disposition by us of all or substantially all of our assets, or (d) as a result of the election of members to our Board, a majority of the Board consisting of persons who are not members of the Board on April 14, 2020, except in the event that such slate of directors is proposed by a committee of the Board or the Board; provided that if the definition of “Change of Control” in our Stock Incentive Plans or Equity Compensation Plans was more favorable than the definition above, then such definition would control.

If Mr. Ajjarapu’s employment had been terminated pursuant to his death, disability, the end of the initial term (or any renewal term), without “good reason” by Mr. Ajjarapu, or by us for “cause”, Mr. Ajjarapu would have been entitled to all salary accrued through the termination date and no other benefits other than as required under the terms of employee benefit plans in which Mr. Ajjarapu was participating as of the termination date. Additionally, any unvested stock options or equity compensation held by Mr. Ajjarapu would immediately terminate and be forfeited (unless otherwise provided in the applicable award) and any previously vested stock options (or if applicable equity compensation) would be subject to the terms and conditions set forth in the applicable Stock Incentive Plan or Equity Compensation Plan, or award agreement, as such may describe the rights and obligations upon termination of employment of Mr. Ajjarapu.

If Mr. Ajjarapu’s employment had been terminated by Mr. Ajjarapu for “good reason”, or by us without “cause”, Mr. Ajjarapu would have been entitled to continue to receive the salary due pursuant to the terms of the agreement at the rate in effect upon the termination date for eighteen (18) months, plus the pro rata amount of any discretionary bonus and performance bonus he would have been due for the following eighteen (18) months (with any metrics being extrapolated based on the last four (4) full prior quarters of the Company’s operations prior to termination). Additionally, unvested benefits (whether equity or cash benefits and bonuses) would vest immediately upon such termination and any outstanding stock options previously granted to Mr. Ajjarapu would vest immediately upon such termination and would be exercisable until the earlier of (A) one year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances. Mr. Ajjarapu would have also received, if he so elected, continued health insurance under COBRA, paid for by the Company, for eighteen (18) months following the termination date (subject to certain rights which reduce such obligation if Mr. Ajjarapu was covered by health insurance with a substantially similar level of insurance as prior to the termination).

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The agreement contained standard assignment of inventions, indemnification, and confidentiality provisions. Further, Mr. Ajjarapu was subject to non-solicitation covenants during the term of the agreement. Mr. Ajjarapu is prohibited from competing until May 16, 2026.

Prashant Patel, Former President, Chief Operating Officer, and Interim Principal Financial/Accounting Officer

We previously entered into an employment agreement with Mr. Patel, our former Interim Principal Financial/Accounting Officer, President, and Chief Operating Officer, on March 31, 2024. Given Mr. Patel’s resignation from his positions as Interim Principal Financial/Accounting Officer on March 13, 2025, and President and Chief Operating Officer on May 20, 2025, his employment agreement with the Company terminated on such date. However, the description below summarizes the main terms of the employment agreement while it was in effect prior to Mr. Patels’ resignation.

The agreement, which provided for Mr. Patel to serve as our President and Chief Operating Officer, had a term extending through December 31, 2025, provided that the agreement was subject to automatic extension for additional one-year terms thereafter in the event neither party provided the other at least 60 days prior notice of their intention not to renew the terms of the agreement. The agreement also required the Board, subject to certain exceptions, to nominate Mr. Patel to serve on the Board at each stockholders’ meeting which occurred during the term of the agreement.

Pursuant to the terms of the agreement, Mr. Patel’s annual compensation package included (1) a base salary of $350,000 per year, subject to annual increases as determined in the sole discretion of the Chief Executive Officer, and as discussed below (the “Base Salary”), and (2) a performance bonus equal to up to 100% of his Base Salary each year, based on the Company meeting certain performance metrics as determined from time to time by the compensation committee of the Board (“Performance Metrics”). Additionally, in the event that Mr. Patel met at least 70% of the requirements for any annual performance bonus, as determined in the reasonable discretion of the compensation committee, Mr. Patel’s Base Salary would increase by 20%. Mr. Patel was eligible for the Base Salary increase on an annual basis, with such increases being cumulative. Such increases in Base Salary did not require an amendment to the agreement. Mr. Patel’s Performance Metrics were to be added to the agreement and the Company contemplated that such metrics would include specific company performance goals and objectives, including revenue goals, app downloads, and net operating income milestones, as could be modified or added to from time to time with the mutual approval of Mr. Patel and the compensation committee. The determination of whether the Performance Metrics had been met were determined in the reasonable discretion of the compensation committee, no later than 90 days after the end of such calendar year. Mr. Patel was also eligible to receive additional bonuses awarded from time to time in the discretion of the compensation committee (in cash, options, or other forms of equity). Mr. Patel was also paid an automobile allowance of $1,000 per month during the term of the agreement and was eligible to participate in the Company’s stock option plan and other benefit plans.

The agreement required Mr. Patel to devote at least 75% of his business time and efforts to Company business. The agreement also prohibited Mr. Patel from competing against us during the term of the agreement and for a period of twelve months after the termination of the agreement in any state and any other geographic area in which we or our subsidiaries provide Restricted Services or Restricted Products, directly or indirectly, during the twelve months preceding the date of the termination of the agreement. “Restricted Services” means the manufacture, distribution, wholesale, and sale of Restricted Products, healthcare services, and any other services that we or our subsidiaries have provided or are researching, developing, performing, and/or providing at any time during the two years immediately preceding the date of termination, or which Mr. Patel has obtained any trade secret or other confidential information about at any time during the two years immediately preceding the date of termination of the agreement. “Restricted Products” means pharmaceutical drugs and other healthcare products and any other product, that we or our subsidiaries have provided or are researching, developing, manufacturing, distributing, purchasing, selling, and/or providing at any time during the two years immediately preceding the date the agreement is terminated, or which Mr. Patel obtained any trade secret or other confidential information in connection with at any time during the two years immediately preceding the date of termination of the agreement.

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The Company had the ability to terminate Mr. Patel’s employment (a) for “cause” (which was defined to include a material breach of the agreement by Mr. Patel, any act of misappropriation of funds or embezzlement by Mr. Patel, any act of fraud by Mr. Patel, or Mr. Patel being indicted of, or pleading guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law); (b) in the event Mr. Patel suffered a physical or mental disability that rendered him unable to perform his duties and obligations for either 90 consecutive days or 180 days in any 12-month period; (c) for any reason without “cause”; or (d) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above. The agreement was also subject to automatic termination upon the death of Mr. Patel.

Mr. Patel could terminate his employment (a) for “good reason” (i.e., (i) if his position or duties were modified to such an extent that his duties were no longer consistent with the position of Chief Compliance Officer of the Company, (ii) there had been a material breach by us of a material term of the agreement or Mr. Patel reasonably believed that we were violating any law that would have a material adverse effect on our operations and such violation continued uncured 30 days after such breach and after notice thereof had been provided to us by Mr. Patel, (iii) Mr. Patel’s compensation was reduced without his consent, or we failed to pay to Mr. Patel any compensation due to him upon five days written notice from Mr. Patel informing us of such failure, or (iv) if Mr. Patel was also then serving as a member of our board of directors and was not re-nominated by our board of directors to serve as a member of our board of directors at any annual meeting of stockholders of the Company; provided, however, prior to any such termination by Mr. Patel for “good reason”, Mr. Patel was required to first advise us in writing (within 15 days of the occurrence of such event) and provide us 15 days to cure (5 days in connection with the reduction of Mr. Patel’s salary or the failure to pay amounts owed to him)); (b) for any reason without “good reason”; and (c) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above.

In the event that Mr. Patel’s employment was terminated for any reason (not including, however, a termination by us for “cause” or a termination as a result of Mr. Patel’s death or disability) during the twelve-month period following a Change of Control (a “Change of Control Termination”) or in anticipation of a Change of Control, we were required to pay Mr. Patel, within 60 days following the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control, a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of his current base salary and the amount of the last bonus payable to Mr. Patel (the “Change of Control Payment”), which amount would be due within 60 days of the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control. If Mr. Patel’s employment terminated due to a Change of Control Termination within six (6) months prior to a Change of Control, it would have been deemed to be “in anticipation of a Change of Control” for all purposes. In addition, in the event of a Change of Control, all of Mr. Patel’s equity-based compensation would have immediately vested to Mr. Patel and any outstanding stock options held by Mr. Patel could be exercised by Mr. Patel until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances, provided that if Mr. Patel’s employment ended in anticipation of a Change of Control and such equity-based compensation awards or stock options had previously expired pursuant to their terms, the Company would be required to pay Mr. Patel a lump sum payment, payable on the same date as the Change of Control Payment, equal to the Black Scholes value of the expired and unexercised equity compensation awards and stock options held by Mr. Patel on the date of termination, based on the value of such awards had they been exercisable through the end of their stated term and had not previously expired. “Change of Control” for the purposes of the agreement meant: (a) any person obtaining beneficial ownership representing more than 50% of the total voting power represented by our then outstanding voting securities without the approval of not fewer than two-thirds of our Board; (b) a merger or consolidation of us whether or not approved by our Board, other than a merger or consolidation that would result in our voting securities immediately prior thereto continuing to represent at least 50% of the total voting power outstanding immediately after such merger or consolidation, (c) our stockholders approving a plan of complete liquidation or an agreement for the sale or disposition by us of all or substantially all of our assets, or (d) as a result of the election of members to our Board, a majority of our board of directors consisting of persons who are not members of our board of directors on March 31, 2024, except in the event that such slate of directors is proposed by a committee of our board of directors or our board of directors; provided that if the definition of “Change of Control” in our Stock Incentive Plans or Equity Compensation Plans was more favorable than the definition above, then such definition would control.

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If Mr. Patel’s employment was terminated pursuant to his death, disability, the end of the initial term (or any renewal term), without “good reason” by Mr. Patel, or by us for “cause”, Mr. Patel would have been entitled to all salary accrued through the termination date and no other benefits other than as required under the terms of employee benefit plans in which Mr. Patel was participating as of the termination date. Additionally, any unvested stock options or equity compensation held by Mr. Patel would immediately terminate and be forfeited (unless otherwise provided in the applicable award) and any previously vested stock options (or if applicable equity compensation) would be subject to the terms and conditions set forth in the applicable stock incentive plan or equity compensation plan, or award agreement, as such may describe the rights and obligations upon termination of employment of Mr. Patel.

If Mr. Patel’s employment was terminated by Mr. Patel for “good reason”, or by us without “cause”, Mr. Patel would have been entitled to continue to receive the salary due pursuant to the terms of the agreement at the rate in effect upon the termination date for eighteen (18) months, plus the pro rata amount of any discretionary bonus and performance bonus he would have been due for the following eighteen (18) months (with any metrics being extrapolated based on the last four (4) full prior quarters of the Company’s operations prior to termination). Additionally, unvested benefits (whether equity or cash benefits and bonuses) would vest immediately upon such termination and any outstanding stock options previously granted to Mr. Patel would vest immediately upon such termination and would be exercisable until the earlier of (A) one year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances. Mr. Patel would have also received, if he so elected, continued health insurance under COBRA, paid for by the Company, for eighteen (18) months following the termination date (subject to certain rights which reduce such obligation if Mr. Patel was covered by health insurance with a substantially similar level of insurance as prior to the termination).

The agreement contained standard assignment of inventions, indemnification, and confidentiality provisions. Further, Mr. Patel was subject to non-solicitation covenants during the term of the agreement. Mr. Patel is prohibited from competing until May 20, 2026.

Dr. Narasimhan Mani, Co-Chief Executive Officer and President

On October 1, 2024, our wholly owned subsidiary, Scienture, LLC, entered into an employment agreement with Dr. Mani regarding his employment with Scienture, LLC. Dr. Mani’s original employment agreement provided that we would pay Dr. Mani a base salary of $325,000 per year, subject to annual increase as determined by the compensation committee of our Board. In addition, Dr. Mani is eligible to receive cash incentive compensation as determined by our Board or the compensation committee of our Board from time to time. Beginning for calendar year 2025, Dr. Mani’s target annual incentive compensation was $325,000. Dr. Mani is also eligible to receive a discretionary bonus equal to an amount determined by the compensation committee of our Board and will receive prompt reimbursement for reasonably incurred business expenses. He also receives a $1,500 per month automobile allowance.

In addition to the cash compensation described above, Dr. Mani’s employment agreement provides that he is eligible to participate in our incentive stock option plan. We initially agreed to grant Dr. Mani an initial option to purchase 750,000 shares of our common stock with a strike price equal to the fair market value as determined by the compensation committee of our Board. However, the compensation committee of our Board approved the issuance of 750,000 shares of common stock to Dr. Mani in lieu of these stock options for the fiscal year ended December 31, 2025. In addition, Dr. Mani was issued 300,000 restricted shares of common stock with a vesting term of 2 years and a fair value on the date of issuance of $249,000.

Pursuant to the employment agreement, Dr. Mani and his immediate family are eligible to participate in our health insurance plans and he is eligible for term life insurance in accordance with our policy and plan documents for an amount of $1,000,000. Dr. Mani is also entitled to take paid time off in accordance with our paid time off policy for executives.

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We have the ability to terminate Dr. Mani’s employment (a) for “cause” (which was defined to include a material breach of the agreement by Dr. Mani; an act of misappropriation of funds or embezzlement; an act of dishonesty to our Board with respect to any material matter, a misdemeanor involving moral turpitude deceit, dishonesty, or fraud; misconduct reasonably expected to result in material injury or reputational harm to Scienture, LLC; unsatisfactory performance or non-performance of duties that continues for more than 30 days after written notice of such performance; material violation of written employment policies; or failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities after being instructed to cooperate); (b) in the event Dr. Mani is disabled and unable to perform or is expected to be unable to perform the essential function of his then-existing position(s) for a period of 180 days in any 12-month period; (c) for any reason without “cause”; or (d) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above. The agreement was also subject to automatic termination upon the death of Dr. Mani.

Dr. Mani is able to terminate his employment (a) for “good reason” (i.e., a material diminution in his responsibilities, authority, duties. or base salary (except for a uniform salary reduction based on our financial performance affecting all or substantially all of senior management); a material change in the geographic location of at least 30 miles driving distance at which he provides services to Scienture, LLC; or a material breach of his employment agreement by Scienture, LLC. Prior to any termination by Dr. Mani for “good reason,” he must first advise us in writing (within 60 days of the occurrence of such event) and provide us 30 days to cure such event.

Dr. Mani’s initial employment agreement provided that Scienture, LLC was responsible for the following benefits if Scienture, LLC terminated Dr. Mani’s employment without Cause or Dr. Mani terminated employment for Good Reason: (i) payment equal to (a) 12 months of his annual base salary if his employment terminated during any time other than within 12 months after the first event constituting a Change in Control (as defined in Dr. Mani’s employment agreement) or (b) 1.5 times the sum of his then-current annual salary or the annual base salary in effect immediately prior to a Change in Control, his target annual incentive compensation for the then-current year, and his discretionary bonus if his employment terminates within 12 months after the first event constituting a Change in Control (the “Severance Benefit”); (ii) monthly payments of employer contributions for his health insurance for up to 12 months after termination of employment as if he were still employed by Scienture, LLC during such time (the “COBRA Benefit”); and (iii) monthly premium payments toward his life insurance policies for up to 12 months after his termination of employment as if he were still employed by Scienture, LLC during such time (the “Insurance Benefit”).

Dr. Mani’s employment agreement subsequently was amended, effective as of October 16, 2025. Pursuant to the amended employment agreement, Dr. Mani’s annual base salary increased to $400,000, subject to periodic review by the compensation committee of our Board. In addition, the amended employment agreement increases the amount of the Severance Benefit to be paid to Dr. Mani, such that he will receive payment equal to (a) 24 months of his annual base salary if his employment terminates during any time other than within 12 months after the first event constituting a Change in Control or (b) 2 times the sum of his then-current annual salary or the annual base salary in effect immediately prior to a Change in Control, his target annual incentive compensation for the then-current year, and his discretionary bonus if his employment terminates within 12 months after the first event constituting a Change in Control. The amended employment agreement also provides that Dr. Mani will receive the COBRA Benefit and the Insurance Benefit for 24 months following termination of employment.

Dr. Shankar Hariharan, Co-Chief Executive Officer and Executive Chairman

On October 1, 2024, our wholly owned subsidiary, Scienture, LLC, entered into an employment agreement with Dr. Hariharan regarding his employment with Scienture, LLC. Dr. Hariharan’s original employment agreement provided that we would pay Dr. Hariharan a base salary of $175,000 per year, subject to annual increase as determined by the compensation committee of our Board. In addition, Dr. Hariharan is eligible to receive cash incentive compensation as determined by our Board or the compensation committee of our Board from time to time. Beginning for calendar year 2025, Dr. Hariharan’s target annual incentive compensation was $262,500. Dr. Hariharan is also eligible to receive a discretionary bonus equal to an amount determined by the compensation committee of our Board and will receive prompt reimbursement for reasonably incurred business expenses. He also receives a $1,500 per month automobile allowance.

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In addition to the cash compensation described above, Dr. Hariharan’s employment agreement provides that he is eligible to participate in our incentive stock option plan. We initially agreed to grant Dr. Hariharan an initial option to purchase 750,000 shares of our common stock with a strike price equal to the fair market value as determined by the compensation committee of our Board. However, the compensation committee of our Board approved the issuance of 750,000 shares of common stock to Dr. Hariharan in lieu of these stock options for the fiscal year ended December 31, 2025. In addition, Dr. Hariharan was issued 300,000 restricted shares of common stock with a vesting term of 2 years and a fair value on the date of issuance of $249,000.

Pursuant to the employment agreement, Dr. Hariharan and his immediate family are eligible to participate in our health insurance plans and he is eligible for term life insurance in accordance with our policy and plan documents for an amount of $1,000,000. Dr. Hariharan is also entitled to take paid time off in accordance with our paid time off policy for executives.

We have the ability to terminate Dr. Hariharan’s employment (a) for “cause” (which was defined to include a material breach of the agreement by Dr. Hariharan; an act of misappropriation of funds or embezzlement; an act of dishonesty to our Board with respect to any material matter, a misdemeanor involving moral turpitude deceit, dishonesty, or fraud; misconduct reasonably expected to result in material injury or reputational harm to Scienture, LLC; unsatisfactory performance or non-performance of duties that continues for more than 30 days after written notice of such performance; material violation of written employment policies; or failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities after being instructed to cooperate); (b) in the event Dr. Hariharan is disabled and unable to perform or is expected to be unable to perform the essential function of his then-existing position(s) for a period of 180 days in any 12-month period; (c) for any reason without “cause”; or (d) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above. The agreement was also subject to automatic termination upon the death of Dr. Hariharan.

Dr. Hariharan is able to terminate his employment (a) for “good reason” (i.e., a material diminution in his responsibilities, authority, duties. or base salary (except for a uniform salary reduction based on our financial performance affecting all or substantially all of senior management); a material change in the geographic location of at least 30 miles driving distance at which he provides services to Scienture, LLC; or a material breach of his employment agreement by Scienture, LLC. Prior to any termination by Dr. Hariharan for “good reason,” he must first advise us in writing (within 60 days of the occurrence of such event) and provide us 30 days to cure such event.

Dr. Hariharan’s initial employment agreement provided that Scienture, LLC was responsible for the following benefits if Scienture, LLC terminated Dr. Hariharan’s employment without Cause or Dr. Hariharan terminated employment for Good Reason: (i) payment equal to (a) 12 months of his annual base salary if his employment terminated during any time other than within 12 months after the first event constituting a Change in Control (as defined in Dr. Hariharan’s employment agreement) or (b) 1.5 times the sum of his then-current annual salary or the annual base salary in effect immediately prior to a Change in Control, his target annual incentive compensation for the then-current year, and his discretionary bonus if his employment terminates within 12 months after the first event constituting a Change in Control (the “Severance Benefit”); (ii) monthly payments of employer contributions for his health insurance for up to 12 months after termination of employment as if he were still employed by Scienture, LLC during such time (the “COBRA Benefit”); and (iii) monthly premium payments toward his life insurance policies for up to 12 months after his termination of employment as if he were still employed by Scienture, LLC during such time (the “Insurance Benefit”).

Dr. Hariharan’s employment agreement subsequently was amended, effective as of October 16, 2025. Pursuant to the amended employment agreement Dr. Hariharan’s annual base salary increased to $400,000, subject to periodic review by the compensation committee of our Board. In addition, the amended employment agreement increases the amount of the Severance Benefit to be paid to Dr. Hariharan, such that he will receive payment equal to (a) 24 months of his annual base salary if his employment terminates during any time other than within 12 months after the first event constituting a Change in Control or (b) 2 times the sum of his then-current annual salary or the annual base salary in effect immediately prior to a Change in Control, his target annual incentive compensation for the then-current year, and his discretionary bonus if his employment terminates within 12 months after the first event constituting a Change in Control. The amended employment agreement also provides that Dr. Hariharan will receive the COBRA Benefit and the Insurance Benefit for 24 months following termination of employment.

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Eric Sherb, Former Chief Financial Officer

In connection with Mr. Sherb’s appointment as our Chief Financial Officer on March 13, 2025, we entered into an independent contractor agreement with EMS Consulting Services, Inc., an entity controlled by Mr. Sherb. The agreement provides that Mr. Sherb will perform—on a full-time basis—all services (a) assigned by our Chief Executive Officer and (b) otherwise necessary or convenient in fulfilling the obligations associated with serving as the Chief Financial Officer of a publicly-traded company with common stock listed on The Nasdaq Marketplace LLC. In exchange, we agreed to pay Mr. Sherb (i) an annual cash fee of $100,000; (ii) an annual grant of shares of our common stock equal valuing $50,000; and (c) an annual discretionary bonus in an amount, if any, determined in the sole discretion of our Board. The agreement may be terminated on no less than 14 days’ prior notice. On May 26, 2026, Mr. Sherb resigned from his positions as Chief Financial Officer, but continues to provide services to us as a consultant pursuant to the independent contractor agreement with EMS Consulting Services, Inc.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following disclosure regarding compensation actually paid (“CAP”) as defined by the SEC to our executive officers in light of our financial performance. The table below presents information for each of the last two fiscal years regarding (i) the total compensation, as reported in the summary compensation table, for our principal executive officer serving in that capacity during the applicable fiscal year (the “PEO”) and the average total compensation of our other named executive officers, excluding the PEO, who were serving in that capacity during the applicable fiscal year as disclosed in the summary compensation table (“NEOs”), (ii) total compensation actually paid to the PEO and the total compensation actually paid to the other NEOs on average, (iii) total shareholder return for the Company, and (iv) the Company’s net income (loss).

The amounts set forth below under the headings “Compensation Actually Paid to PEO” for our PEO and “Average Compensation Actually Paid to Non-PEO NEO” have been calculated in a manner consistent with Item 402(v) of Regulation S-K.

Year (1)	Summary Compensation Table Total for PEO (2)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for Non-PEO NEO (4)	Average Compensation Actually Paid to Non- PEO NEO (5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (6)	Net Income (Loss) (in thousands) (7)
2025	$2,530,388	$2,262,334	$64,167	$64,167	$15.76	$(41,512)
2024	$570,577	$650,577	$409,462	$649,462	$186.91	$13,632

(1)	We are a smaller reporting company, with a December 31 fiscal year. We no longer qualify as an “emerging growth company.” We first included the pay versus performance disclosure in the proxy statement that we filed with the SEC for our 2024 annual meeting of stockholders.

(2)	Our PEO for the fiscal year ending December 31, 2024, was Mr. Ajjarapu. Our PEOs for the fiscal year ending December 31, 2025, were Mr. Ajjarapu, Dr. Hariharan, and Dr. Mani. The amounts reported are from the Summary Compensation Table (“SCT”) above.

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(3)	To calculate compensation actually paid, adjustments were made to the amounts reported in the SCT for the applicable year. A reconciliation of the adjustments for the PEO is set forth below:

Fiscal Year	2025	2024
PEO SCT Total	$2,530,338	$570,577
(-) Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(1,864,004)	$(25,500)
(+) Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	$306,000	$—
(+) Fair Value at Vesting Date of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year	$1,290,000	$25,500
(+) Dividends or Other Earnings Paid During Fiscal Year Prior to Vesting Date of Option Awards and Stock Awards	$—	$80,000
Compensation Actually Paid to PEO	$2,262,334	$650,577

(4)	Our NEO, excluding our PEO, for the fiscal year ending December 31, 2024 was Mr. Patel. Our NEOs, excluding our PEOs, for the fiscal year ending December 31, 2025, were Mr. Patel and Mr. Sherb.

(5)	To calculate CAP, adjustments were made to the amounts reported in the SCT for the applicable year. A reconciliation of the adjustments for the non-PEO NEOs is set forth below:

Fiscal Year	2025	2024
Non-PEO NEO SCT Total	$64,167	$409,462
(-) Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(22,500)	$(76,500)
(+) Fair Value at Vesting Date of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year	$22,500	$76,500
(+) Dividends or Other Earnings Paid During Fiscal Year Prior to Vesting Date of Option Awards and Stock Awards	$—	$240,000
Compensation Actually Paid to Non-PEO NEO	$64,167	$649,462

(6)	Pursuant to SEC rules, the Total Shareholder Return (“TSR”) reflected in this column assumes $100 was invested in our common stock as of December 31, 2023. Historic stock price performance is not necessarily indicative of future stock price performance.

(7)	The amounts reflected in this column represent the net income (loss) reflected in our audited financial statements for each applicable fiscal year.

Relationship Between Pay and Performance

Three individuals served as our principal executive officer during 2025: Mr. Ajjarapu until May 16, 2025, and Dr. Mani and Dr. Hariharan from May 20, 2025. Compensation actually paid to our PEOs in 2025 was comprised primarily of salary compensation and the value of equity awards granted to Dr. Mani and Dr. Hariharan in connection with their appointment as Co-Chief Executive Officers. In April 2025 we granted each of Dr. Mani and Dr. Hariharan an option to purchase 750,000 shares of our common stock. Those options were cancelled on September 17, 2025 and, in lieu of the options, the compensation committee of our board of directors approved the issuance to each of them of 750,000 shares of our common stock, which vested upon issuance. On October 1, 2025 we also issued 300,000 restricted shares of our common stock to each of Dr. Mani and Dr. Hariharan, vesting over two years. Equity awards are intended to further align the interests of our officers with those of our stockholders and to further motivate our PEOs and other NEOs to strive to achieve positive TSR.

Compensation actually paid to our PEOs increased from $650,577 in 2024 to $2,262,334 in 2025, while both of the performance measures presented in the table above moved in the opposite direction. Our cumulative total shareholder return on an initial fixed $100 investment declined from $186.91 at December 31, 2024 to $15.76 at December 31, 2025, and we recorded a net loss of $41.5 million for 2025 compared with net income of $13.6 million for 2024. Accordingly, compensation actually paid to our PEOs did not correlate with either total shareholder return or net income (loss) in 2025. The increase was attributable to the equity awards granted to Dr. Mani and Dr. Hariharan upon their appointment as Co-Chief Executive Officers, substantially all of which vested during 2025, rather than to Company performance during the year. Average compensation actually paid to our non-PEO NEOs decreased from $649,462 in 2024 to $64,167 in 2025, reflecting the absence of dividend payments in 2025 and the smaller equity awards made to those officers.

Our net income for fiscal year 2024 was driven, in part, by the sale in February 2024 of substantially all of the assets of our prior web-based market platform, which was a marketplace for healthcare buyers and sellers of pharmaceuticals, accessories and services. We paid two special dividends to all of our stockholders during the 2024 fiscal year (including our PEO and other NEO, each of whom is a stockholder and who from time to time have received equity awards as identified in the SCT and elsewhere in this proxy statement), representing a significant portion of the net proceeds we received from that transaction. Those dividend payments had a positive impact on compensation actually paid to our PEO and our other NEO for 2024, and no dividends were paid in 2025. Because a significant portion of compensation actually paid is determined by the value of equity awards and by dividends, compensation actually paid in any year may increase or decrease independently of net income (loss) or total shareholder return for that year.

Our net loss for fiscal 2025 was primarily attributable to non-cash impairment charges recognized in 2025 with no comparable charges in 2024. Excluding impairment, net loss from continuing operations improved by approximately $37,000 year over year for 2025. There was no income from discontinued operations in 2025. For the year ended December 31, 2024, income from discontinued operations, net of tax, was $27,310,278, primarily from the gain on the sale of assets in the first half of 2024.

We continue to drive sustained business growth during 2026. For example, revenues during the six-month period ending June 30, 2026, was $399,964—significantly higher than revenues of $10,258 for the first six months of 2025. In addition, gross profit during the six-month period ending June 30, 2026, increased to $389,629, compared with $673 for the first six months of 2025. Meanwhile, operating expenses for the six-months ending June 30, 2026, decreased by approximately 24% to approximately $6.6 million, compared with approximately $8.7 million during the first six months of 2025. We believe this decrease in operating expenses is attributable to our strategic expense management and operating discipline. In addition, net losses for the six-months ending June 30, 2026, narrowed by approximately 36% to approximately $6.2 million, compared with approximately $9.8 million for the first six months of 2025, while basic and diluted net loss per share improved to $0.15 in the second quarter of 2026 from $0.83 in the second quarter of 2025. As of June 30, 2026, we had cash, cash equivalents, and restricted cash of approximately $11.2 million compared to approximately $6.7 million of cash and cash equivalents as of December 31, 2025, providing us with what our management believes is a stronger financial position as we seek to execute our commercial growth strategy and deliver value-added business growth in the coming fiscal quarters.

Results of and Response to the Most Recent Say-On-Pay Vote and Frequency of Say-On-Pay Vote

Most Recent Say-On-Pay Vote

At our 2024 annual meeting of stockholders, approximately 99.7% of the votes cast by our stockholders represented in person or by proxy at the 2024 annual meeting, voted in favor of approving, on an advisory basis, the compensation paid to our NEOs pursuant to Item 402 of SEC Regulation S-K (the “Say-On-Pay Vote”). Our board of directors believes that the Say-On-Pay Vote confirmed stockholder support for our executive compensation philosophy, objectives and decisions. As a result, our executive compensation philosophy and objectives remained consistent with those in 2025, 2024, and 2023.

Most Recent Frequency of Say-On-Pay Vote

At least once every six years, we are required to hold an advisory vote on the frequency of Say-On-Pay Votes (the “Frequency of Say-On-Pay Vote”). We held our most recent Frequency of Say-On-Pay Vote at our 2024 annual meeting of stockholders and a majority of the votes were cast in favor of holding Say-On-Pay Votes once every calendar year. In line with the preference of our stockholders, the Company intends to include the Say-On-Pay Vote in our proxy materials once every calendar year until the next Frequency of Say-On-Pay Vote, which will occur no later than our annual meeting of stockholders occurring in 2031.

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Response to Future Say-On-Pay Votes

Although non-binding, our board of directors will continue to consider the results of Say-On-Pay Votes in our future executive compensation philosophy, objectives and decisions.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent we specifically incorporate such information by reference.

Director Compensation

Summary Director Compensation Table

The following table provides information regarding all compensation awarded to, earned by, or paid to each of our independent directors for some portion or all of 2025. The compensation of our non-independent directors for this same year is described above under “Executive Compensation.” Other than as set forth in the table and described more fully below, we did not pay any fees, make any equity or non-equity awards, or pay any other compensation to our directors.

Name	Fees Earned or paid in cash	Stock Awards*	Option Awards**	All Other Compensation	Total

Donald G. Fell	$13,750	$294,024	$-	$-	$307,774
Mayur Doshi	$13,750	$370,650	$-	$-	$384,400
Subbarao Jayanthi	$13,750	$170,650	$-	$-	$179,400

* Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of restricted shares and option awards are set forth in the Critical Accounting Estimates as disclosed in our Consolidated Financial Statements for the year ended December 31, 2025. The amount reported in this column reflects the accounting cost for these awards and does not correspond to the actual economic value that may be received by the director upon the vesting of the restricted shares, the exercise of the stock options, or any sale of the underlying shares of our common stock.

** Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with the Black-Scholes option pricing model. The Black-Scholes model considers several variables and assumptions in estimating the fair value of stock-based awards. These variables include the per share fair value of the underlying our common stock, exercise price, expected term, risk-free interest rate, expected annual dividend yield and the expected stock price volatility over the expected term. We estimate volatility by reference to our historical volatilities. The risk-free interest rate is based on the yield available on U.S. Treasury zero-coupon issues similar in duration to the expected term of the equity-settled award.

Independent Director Compensation Policy

Each independent member of our Board is entitled to receive an annual cash payment of $35,000. The chair of the audit committee of our Board receives an additional $20,000 cash payment. The chairs of our compensation committee and nominating and corporate governance committees each receive an additional $10,000 cash payment, respectively. Furthermore, independent directors are entitled to receive an annual grant of shares of our common stock equal to $55,000 in value.

We have also entered into an indemnification agreement with each member of our board of directors.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of September 7, 2026, by (i) each Named Executive Officer, (ii) each member of our board of directors and director nominee, (iii) each person deemed to be the beneficial owner of more than five percent (5%) of our common stock, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of our common stock listed as owned by such person. The address of each person is deemed to be our address, 20 Austin Blvd., Commack, New York 11725, unless otherwise noted.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of September 7, 2026, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. The percentages are based upon 41,064,146 shares of our common stock outstanding as of September 7, 2026.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain of our stockholders and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, as of September 7, 2026, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws. All of the securities reported below are shares of our common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

Directors and Executive Officers:
Shankar Hariharan, Chairman, Co-CEO(1)	3,890,383	9.47%
Narasimhan Mani, Co-CEO, President, Interim CFO, and Director(2)	2,945,515	7.17%
Eric Sherb, former Chief Financial Officer(3)	50,000	*
Donald G. Fell, Director(4)	369,224	*
Mayur Doshi, Director(5)	558,413	1.36%
Subbarao Jayanthi, Director(6)	199,872	*
Surendra Ajjarapu(7)	94,268	*
Prashant Patel(8)	961,687	2.34%

All executive officers and directors as a Group (six persons)	8,013,407	19.51%

Other Stockholders Owning Greater than 5%
None	—	—

* Less than 1%.

(1)	Includes (i) 3,518,679 shares of our common stock owned directly by Dr. Hariharan and (ii) 371,704 shares of our common stock owned by Pushpa Shankar, Dr. Hariharan’s wife, for which Dr. Hariharan claims beneficial ownership.

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(2)	Includes (i) 1,395,515 shares of our common stock owned by Srivatsav, LLC, for which Dr. Mani claims beneficial ownership and (ii) 1,500,000 shares of our common stock owned directly by Dr. Mani.

(3)	Includes 50,000 shares of our common stock owned directly by Mr. Sherb.

(4)	Includes (i) 367,258 shares of our common stock owned directly by Mr. Fell and (ii) 1,966 shares of our common stock issuable upon the exercise of stock options that are exercisable within 60 days of September 7, 2026.

(5)	Includes (i) 491,963 shares of our common stock owned directly by Mr. Doshi and (ii) 66,450 shares of our common stock owned by Alfagen Pharma LLC, for which Mr. Doshi claims beneficial ownership.

(6)	Includes 199,872 shares of our common stock owned by Kartha Capital, LLC, for which Mr. Jayanthi claims beneficial ownership.

(7)	Mr. Ajjarapu resigned from his positions as Chairman and Chief Executive Officer effective as of May 16, 2025. Information regarding Mr. Ajjarapu’s beneficial ownership is based on reports from our transfer agent as of June 30, 2026, and includes (i) 79,357 shares of the Company’s common stock owned directly by Mr. Ajjarapu, (ii) 726 shares of the Company’s common stock owned by the Surendra Ajjarapu Revocable Trust of 2007 for which Mr. Ajjarapu claims beneficial ownership as Trustee, and (iii) 14,167 shares of the Company’s common stock owned by the Sandhya Ajjarapu Revocable Trust of 2007 for which shares Mr. Ajjarapu is therefore deemed to beneficially own.

(8)	Mr. Patel resigned from his positions as Interim Principal Financial/Accounting Officer on March 13, 2025, and President and Chief Operating Officer on May 20, 2025. Information regarding Mr. Patel’s beneficial ownership is based on reports from our transfer agent as of November 6, 2025.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Except as discussed or otherwise disclosed in the section of this proxy statement entitled “Executive Compensation,” which information is incorporated by reference where applicable into this “Certain Relationships and Related Transactions, and Director Independence” section, the following sets forth a summary of all transactions since January 1, 2024, or any currently proposed transaction, in which we were to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the fiscal year-end for 2024 and 2025, and in which any related person had or will have a direct or indirect material interest (other than compensation described above under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Transactions with Related Persons

Prior Lock-Up Agreements

On July 25, 2024, we entered into and closed an Agreement and Plan of Merger (the “Merger Agreement”) with MEDS Merger Sub I, Inc., MEDS Merger Sub II, LLC, and Scienture, LLC. Pursuant to the Merger Agreement, on July 25, 2024, we entered into lock-up agreements with each of our directors and officers and certain of our stockholders as well as the directors and officers of Scienture, LLC and certain of Scienture, LLC’s stockholders (each, a “Locked-Up Party”) with respect to all of our securities held by such Locked-Up Parties (the “Lock-Up Securities”) immediately following the closing. Pursuant to the lock-up agreements, each Locked-Up Party agreed not to transfer any Lock-Up Securities during the period commencing on the date of the conversion of our Series X Non-Voting Convertible Preferred Stock, par value $0.00001 per share into shares of our common stock (the “Preferred Stock Conversion”) and ending on the earliest of (x) one hundred eighty (180) days after the date of the Preferred Stock Conversion or (y) the date after the closing on which we complete a liquidation, merger, stock exchange, or other similar transaction with an unaffiliated third party resulting in all of its stockholders having the right to exchange their Lock-Up Securities for cash, securities, or other property. The Preferred Stock Conversion occurred on September 20, 2024, and therefore the Locked-Up Parties are no longer subject to the restrictions contained within the lock-up agreements.

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On August 13, 2025, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with several institutional investors to sell in a registered direct offering an aggregate of 3,225,000 shares of our common stock at a per share price $1.20. Pursuant to the Purchase Agreement, our officers and directors entered into lock-up agreements whereby each such officer and director agreed, in part and subject to limited exceptions, not to offer, pledge, sell, contract to sell, transfer, or otherwise dispose of any shares of common stock or securities convertible into, or exchangeable or exercisable for, shares of our common stock between August 15, 2025, the date the offering closed, and November 13, 2025.

Consulting Agreements

Pursuant to the Merger Agreement, on July 25, 2024, we entered into consulting agreements with each of Surendra Ajjarapu and Prashant Patel (each a “Consulting Agreement” and collectively the “Consulting Agreements”), the material terms of which would become effective upon Mr. Ajjarapu or Mr. Patel, as applicable, are no longer employed by us for any reason. Accordingly, given Mr. Ajjarapu’s resignation from his roles as Chairman of the Board and Chief Executive Officer of the Company and the termination of his employment agreement on May 16, 2025, the terms of Mr. Ajjarapu’s Consulting Agreement took effect on that date. Mr. Ajjarapu no longer provides consulting services to us and his Consulting Agreement is not longer in effect.

The primary purpose of each Consulting Agreement was to enable us to continue to receive critical support and management-related services from Mr. Ajjarapu and Mr. Patel for up to a period of two years after either Mr. Ajjarapu or Mr. Patel, as applicable, was no longer employed by us. Specifically, the Consulting Agreements state that the duties of Mr. Ajjarapu and Mr. Patel may include, but not necessarily be limited to (i) assisting with the development of our corporate strategies, organizational design, research and development, product commercialization, and such matters otherwise requested by our officers; (ii) assisting with the ideation and analysis of financial structuring and accounting approaches and alternatives we should consider and can implement in the course of raising money, financing and funding its operations and initiatives, and optimizing its cost efficiencies and effectiveness; (iii) assisting with the creation and dissemination of corporate and financial information regarding us to the investment and financial community and public at large as requested by us through our authorized personnel, pursuant to applicable company policies; and (iv) other such consultation our officers deem useful to our management and within the scope of their expertise.

As consideration for Mr. Ajjarapu providing services under his Consulting Agreement, we agreed (i) to reimburse Mr. Ajjarapu for reasonable and necessary costs and expenses associated with Mr. Ajjarapu’s services to us, including travel costs, research expenses, copy and production charges, and courier fees, as substantiated by statements submitted to and approved by us and (ii) to issue Mr. Ajjarapu 702,086 shares of our common stock (subject to certain equitable adjustments) in eight installments beginning on the date that Mr. Ajjarapu’s employment with us terminates for any reason, which occurred upon his resignation from his roles of Chairman and Chief Executive Officer on May 16, 2025. On such date, Mr. Ajjarapu’s Executive Employment Agreement, as amended, terminated. We have terminated Mr. Ajjarapu’s Consulting Agreement and owe no further compensation to him.

As consideration for Mr. Patel providing services under his Consulting Agreement, we agreed (i) to reimburse Mr. Patel for reasonable and necessary costs and expenses associated with Mr. Patel’s services to us, including travel costs, research expenses, copy and production charges, and courier fees, as substantiated by statements submitted to and approved by us and (ii) to issue Mr. Patel 614,325 shares of our common stock (subject to certain equitable adjustments) in eight installments beginning on the date that Mr. Patel’s employment with us terminates for any reason. On such date, Mr. Patel’s Executive Employment Agreement, as amended, was to terminate. In the event that Mr. Patel terminated his Consulting Agreement or we terminated his Consulting Agreement for cause, then we would owe no further compensation to him. On May 20, 2025, Mr. Patel simultaneously resigned from employment with us and agreed to terminate his engagement as a consultant for us. We agreed to issue Mr. Patel 750,000 shares of our common stock and to issue an additional 250,000 shares of our common stock to Mr. Patel if he brings to us any bona fide commercial revenue bearing product opportunity resulting in our signing a definitive agreement with the relevant party. As of the date of this Proxy Statement, Mr. Patel is neither an employee of, nor a consultant for, us.

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Independent Contractor Agreement

On March 13, 2025, in connection with the appointment of Eric Sherb as our Chief Financial Officer, we entered into an independent contractor agreement with EMS Consulting Services, Inc., an entity controlled by Mr. Sherb (the “ICA”). Pursuant to the ICA, Mr. Sherb agreed to perform, on a full-time basis, all services (a) assigned by our Co-Chief Executive Officers and (b) otherwise necessary or convenient in fulfilling the obligations associated with serving as the Chief Financial Officer of a publicly-traded company with common stock listed on Nasdaq. In exchange, we agreed to pay Mr. Sherb (i) an annual cash fee of $100,000; (ii) an annual grant of shares of the our common stock equal to an aggregate amount of $50,000, to be issued as soon as reasonably practicable upon signing the ICA and every year thereafter during the term of the ICA; and (c) an annual discretionary bonus in an amount, if any, determined in the sole discretion of our board of directors. The ICA will continue until terminated by the Company or Mr. Sherb on no less than 14 days’ prior notice. On May 26, 2026, Mr. Sherb resigned from his positions as Chief Financial Officer, but continues to provide services to us as a consultant under the ICA.

Subsidiary Sales

On April 8, 2025, we entered into (i) a Membership Interest Purchase Agreement (the “IPS MIPA”) with Tollo Health, Inc. (“Tollo”), pursuant to which Tollo agreed to purchase and we agreed to sell all of our membership interests in Integra Pharmacy Solutions LLC (“IPS”), one of our previously wholly owned subsidiaries, and (ii) a Stock Purchase Agreement (the “Bonum SPA” and together with the IPS MIPA, the “Agreements”) with Tollo, pursuant to which Tollo agreed to purchase and we agreed to sell all issued and outstanding shares of common stock of Bonum Health, Inc., another of our previously wholly owned subsidiaries. Suren Ajjarapu, our former Chief Executive Officer and Executive Chairman, and Prashant Patel, our former President, Chief Operating Officer, and Director, each had a beneficial interest in Tollo at the time of the transactions.

As consideration for acquiring IPS and Bonum, Tollo agreed to pay us $5 million in the form of a promissory note bearing interest at the prime rate. The promissory note matures on June 30, 2030. However, Tollo is required to pay 20% of the proceeds of a future equity financing toward repayment of the principal and accrued but unpaid interest owed under the promissory note.

In connection with each of the Agreements, we agreed to retain certain excluded liabilities of IPS and Bonum including all liabilities: (i) related to, in connection with or arising out of any claims, charges, complaints, actions, suits, settlements, hearings, investigations, proceedings, or governmental or regulatory inquiries with respect to IPS or Bonum, respectively, prior to the closing under the applicable Agreement; (ii) related to, in connection with or arising out of any breach by us of the applicable Agreement or any other agreements and documents required to be delivered by us; (iii) not disclosed by us in accordance with each Agreement; (iv) related to any actions threatened or initiated by a governmental entity against IPS or Bonum, respectively; and (v) related to tax returns or tax matters of us, IPS, or Bonum, respectively, for any periods prior to closing under the applicable Agreement. The parties closed on the IPS MIPA and the Bonum SPA on April 30, 2025.

Employment Agreements

Effective as of October 16, 2025, our wholly owned subsidiary, Scienture, LLC and each of Dr. Mani and Dr. Hariharan entered into amendments to their respective employment agreements. Pursuant to the amended employment agreements, each of Dr. Mani’s and Dr. Hariharan’s annual base salaries increased to $400,000, subject to periodic review by the compensation committee of our Board. In addition, the amended employment agreement increases the amount of the Severance Benefit to be paid to each of Dr. Mani and Dr. Hariharan, such that each of them will receive payment equal to (a) 24 months of his annual base salary if his employment terminates during any time other than within 12 months after the first event constituting a Change in Control or (b) 2 times the sum of his then-current annual salary or the annual base salary in effect immediately prior to a Change in Control, his target annual incentive compensation for the then-current year, and his discretionary bonus if his employment terminates within 12 months after the first event constituting a Change in Control. The amended employment agreement also provides that Dr. Mani will receive the COBRA Benefit and the Insurance Benefit for 24 months following termination of employment.

Review and Approval of Related-Party Transactions

Our audit committee (which consists of all independent directors) is tasked with reviewing and approving related-party transactions. In reviewing such transactions, the committee will analyze the following factors, in addition to any other factors the committee deems appropriate, in determining whether to approve a related-party transaction:

(1)	fairness of the terms to us (including fairness from a financial point of view);
(2)	materiality of the transaction;
(3)	bids/terms for such transaction from unrelated parties;
(4)	structure of the transaction;
(5)	the policies, rules, and regulations of the U.S. federal and state securities laws;
(6)	the policies of the committee; and
(7)	interests of each related party in the transaction.

The committee will only approve a related party transaction if the committee determines that the terms of the related party transaction are beneficial and fair (including fair from a financial point of view) to us and are lawful under the laws of the United States. In the event multiple members of the committee are deemed a related party, the related party transaction will be considered by the disinterested members of our board of directors in place of the committee.

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The committee is prohibited from approving or ratifying any related party transaction whereby we directly or indirectly, including through any subsidiary, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any of our directors or executive officers (or their equivalent).

In addition, our Code of Ethics and Business Conduct, which applies to all of our employees, officers, and directors, requires that all employees, officers, and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. A copy of our Code of Ethics and Business Conduct was filed as Exhibit 14.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 30, 2026, and amended on April 30, 2026.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in next year’s proxy statement and for consideration at the next annual meeting of stockholders (the “2027 Annual Meeting”). Any proposal that a stockholder desires to have included in our proxy materials in connection with the 2027 Annual Meeting must be submitted in writing to Dr. Shankar Hariharan, our Executive Chairman and Co-Chief Executive Officer, at 20 Austin Blvd., Commack, New York 11725, no later than the close of business on June 30, 2027 (120 days prior to the anniversary of this year’s mailing date) and must meet the requirements of Rule 14a-8 under the Exchange Act, Delaware law, and our Bylaws. If we change the date of the 2027 Annual Meeting by more than 30 days from the anniversary of this year’s annual meeting, that deadline could change in accordance with Rule 14a-8. A stockholder’s written notice must include certain information concerning the stockholder and each nominee and proposal, as specified in our Bylaws.

In addition to satisfying the notice requirements under Rule 14a-8 described above and our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees during the 2027 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. This notice must be postmarked or transmitted electronically to us at our principal office no later than August 30, 2027, which is the first business day following the 60th calendar day prior to the first anniversary date of this annual meeting. If the date of the 2027 Annual Meeting is changed by more than 30 calendar days from the anniversary of this annual meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made.

We did not receive notice of any stockholder proposals relating to this annual meeting. If any other matters properly come before this annual meeting, the persons designated as proxies intend to vote in accordance with their discretion on such matters.

OTHER MATTERS

This proxy statement is available at our corporate website at https://edge.media-server.com/mmc/go/SCNX2026AGM. You also can obtain copies without charge at the SEC’s website at www.sec.gov.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. In addition, these Proxy Materials include several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of these Proxy Materials.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions, require any assistance with voting your shares, or need additional copies of these Proxy Materials, please contact:

Scienture Holdings, Inc.

20 Austin Blvd.

Commack, New York 11725

Phone: (631) 670-6039

Attn: Dr. Shankar Hariharan

It is important that your shares are represented at our annual meeting. Whether or not you plan to attend, please vote by mail, by signing and returning the enclosed proxy card, by using the Internet, or by telephone, so that your shares will be represented at the annual meeting.

The form of proxy card and this proxy statement have been approved by our board of directors and are being mailed or delivered to stockholders by its authority.

The Board of Directors of Scienture Holdings, Inc.

Commack, New York

September 18, 2026

34

Annex A

**SCIENTURE HOLDINGS, INC.**

**CONTROL ID:**
**REQUEST ID:**

# IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

**DATE:** WEDNESDAY, OCTOBER 28, 2026

**TIME:** 11:00 A.M. EASTERN TIME

## HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

**PHONE:**
CALL TOLL FREE
1-866-752-8683

**FAX:**
SEND THIS CARD TO
202-521-3464

**INTERNET:**
**HTTPS://WWW.IPROXYDIRECT.COM/SCNX**
AND FOLLOW THE ON-SCREEN INSTRUCTIONS.

**EMAIL:**
PROXY@IPROXYDIRECT.COM
INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT:

IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE OCTOBER 12, 2026.

YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT **HTTPS://WWW.IPROXYDIRECT.COM/SCNX** UNTIL 11:59 PM EASTERN TIME OCTOBER 27, 2026.

## THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

**THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' PROPOSALS 1,2,3, AND 4 ABOVE.**

**PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD**

**SCIENTURE HOLDINGS, INC.**
SHAREHOLDER SERVICES
1 Glenwood Ave Suite 1001
Raleigh NC 27603

FIRST-CLASS MAIL
US POSTAGE
**PAID**
RALEIGH NC
PERMIT # 870

**TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED**

# IMPORTANT SHAREHOLDER INFORMATION

# YOUR VOTE IS IMPORTANT

Annex B

## SCIENTURE HOLDINGS, INC.

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

ANNUAL MEETING OF STOCKHOLDERS – OCTOBER 28, 2026 AT 11:00 AM EASTEN TIME

**CONTROL ID:**
**REQUEST ID:**

The undersigned, a stockholder of Scienture Holdings, Inc. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Shankar Hariharan proxy, with power of substitution, for and in the name of the undersigned to attend the 2026 annual meeting of stockholders of the Company to be held at https://edge.media-server.com/mmc/go/SCNX2026AGM, on October 28, 2026, beginning at 11:00 AM, local time, or at any adjournment or postponement thereof, and there to vote, as designated below.

**(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)**

**VOTING INSTRUCTIONS**

**If you vote by phone, fax or internet, please DO NOT mail your proxy card.**

| | |
|---|---|
| **MAIL:** | Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope. |
| **FAX:** | Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.** |
| **INTERNET:** | https://www.iproxydirect.com/SCNX |
| **PHONE:** | 1-866-752-VOTE(8683) |

**Please ensure you fold then detach and retain this portion of this Proxy**

## ANNUAL MEETING OF THE STOCKHOLDERS OF SCIENTURE HOLDINGS, INC.

**PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.**
**PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒**

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

| | | FOR ALL | WITHHOLD ALL | FOR ALL EXCEPT | |
|---|---|---|---|---|---|
| **Proposal 1** | → | **FOR ALL** | **WITHHOLD ALL** | **FOR ALL EXCEPT** | **To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.** |
| To elect five directors to the Board each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal.<br>1. Narasimhan Mani<br>2. Donald G. Fell<br>3. Mayur Doshi<br>4. Subbarao Jayanthi<br>5. Shankar Hariharan | | ☐ | ☐ | ☐ | ______________________<br>**CONTROL ID:**<br>**REQUEST ID:** |
| **Proposal 2** | → | **FOR** | **AGAINST** | **ABSTAIN** | |
| To ratify the appointment of CM3 Advisory as our independent auditor for the fiscal year ending December 31, 2026. | | ☐ | ☐ | ☐ | |
| **Proposal 3** | → | **FOR** | **AGAINST** | **ABSTAIN** | |
| To approve, by a non-binding advisory vote, the compensation of our named executive officers as described in the accompanying proxy statement. | | ☐ | ☐ | ☐ | |
| **Proposal 4** | → | **FOR** | **AGAINST** | **ABSTAIN** | |
| To approve an adjournment of the Annual Meeting, if necessary and appropriate, as determined by the Board in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the presented proposals or to constitute a quorum | | ☐ | ☐ | ☐ | |

**MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐**

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

______________________

______________________

______________________

**IMPORTANT:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ______________________, 2026

______________________
(Print Name of Stockholder and/or Joint Tenant)

______________________
(Signature of Stockholder)

______________________
(Second Signature if held jointly)